                                                                    EXHIBIT 4.1


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                              --------------------



                              --------------------
                              FWT, INC., as Issuer

                                       and

            NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee


===============================================================================
                                   INDENTURE


                         Dated as of November 15, 1997




                                  $125,000,000

                    9 7/8% Senior Subordinated Notes due 2007




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                                TABLE OF CONTENTS

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PARTIES.......................................................................................................1

RECITALS......................................................................................................1

                                                  ARTICLE ONE

                            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01      Definitions.................................................................................1
Section 1.02      Other Definitions..........................................................................19
Section 1.03      Rules of Construction......................................................................20
Section 1.04      Form of Documents Delivered to Trustee.....................................................21
Section 1.05      Acts of Holders............................................................................22
Section 1.06      Notices, etc., to the Trustee and the Company..............................................22
Section 1.07      Notice to Holders; Waiver..................................................................23
Section 1.08      Conflict with Trust Indenture Act..........................................................23
Section 1.09      Effect of Headings and Table of Contents...................................................23
Section 1.10      Successors and Assigns.....................................................................23
Section 1.11      Separability Clause........................................................................24
Section 1.12      Benefits of Indenture......................................................................24
Section 1.13      GOVERNING LAW..............................................................................24
Section 1.14      No Recourse Against Others.................................................................24
Section 1.15      Independence of Covenants..................................................................24
Section 1.16      Exhibits and Schedules.....................................................................24
Section 1.17      Counterparts...............................................................................24
Section 1.18      Duplicate Originals........................................................................25
Section 1.19      Incorporation by Reference of TIA..........................................................25

                                                  ARTICLE TWO

                                                SECURITY FORMS

Section 2.01      Form and Dating............................................................................25
Section 2.02      Execution and Authentication; Aggregate Principal Amount...................................26
Section 2.03      Restrictive Legends........................................................................26
Section 2.04      Book-Entry Provisions for Global Notes.....................................................28
Section 2.05      Special Transfer Provisions................................................................29

                                                 ARTICLE THREE

                                                   THE NOTES

Section 3.01      Title and Terms............................................................................31
Section 3.02      Denominations..............................................................................31
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Note:  This table of contents shall not, for any purposes, be deemed to be a part of this Indenture.


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Section 3.03      Temporary Notes............................................................................31
Section 3.04      Registration, Registration of Transfer and Exchange........................................32
Section 3.05      Mutilated, Destroyed, Lost and Stolen Notes................................................33
Section 3.06      Payment of Interest; Interest Rights Preserved.............................................33
Section 3.07      Persons Deemed Owners......................................................................34
Section 3.08      Cancellation...............................................................................34
Section 3.09      Computation of Interest....................................................................35
Section 3.10      Legal Holidays.............................................................................35
Section 3.11      CUSIP Number...............................................................................35
Section 3.12      Payment of Additional Interest Under Registration Rights Agreement.........................35

                                                 ARTICLE FOUR

                                    LEGAL DEFEASANCE OR COVENANT DEFEASANCE

Section 4.01      Legal Defeasance...........................................................................35
Section 4.02      Covenant Defeasance........................................................................36
Section 4.03      Conditions to Defeasance or Covenant Defeasance............................................36
Section 4.04      Deposited Money and U.S. Government Obligations To Be Held in Trust; Etc...................37
Section 4.05      Reinstatement..............................................................................38
Section 4.06      Repayment to Company.......................................................................38

                                                 ARTICLE FIVE

                                                   REMEDIES

Section 5.01      Events of Default..........................................................................38
Section 5.02      Acceleration of Maturity; Rescission and Annulment.........................................39
Section 5.03      Collection of Indebtedness and Suits for Enforcement by Trustee; Other Remedies............40
Section 5.04      Trustee May File Proofs of Claims..........................................................40
Section 5.05      Trustee May Enforce Claims Without Possession of Notes.....................................41
Section 5.06      Application of Money Collected.............................................................41
Section 5.07      Limitation on Suits........................................................................42
Section 5.08      Unconditional Right of Holders To Receive Principal, Premium and Interest..................42
Section 5.09      Restoration of Rights and Remedies.........................................................43
Section 5.10      Rights and Remedies Cumulative.............................................................43
Section 5.11      Delay or Omission Not Waiver...............................................................43
Section 5.12      Control by Majority........................................................................43
Section 5.13      Waiver of Past Defaults....................................................................43
Section 5.14      Undertaking for Costs......................................................................44
Section 5.15      Waiver of Stay, Extension or Usury Laws....................................................44

                                                  ARTICLE SIX

                                                  THE TRUSTEE

Section 6.01      Certain Duties and Responsibilities........................................................44
Section 6.02      Notice of Defaults.........................................................................45
Section 6.03      Certain Rights of Trustee..................................................................45
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Section 6.04      Trustee Not Responsible for Recitals, Dispositions of Notes or Application of
                     Proceeds Thereof........................................................................46
Section 6.05      Trustee and Agents May Hold Notes; Collections; etc........................................47
Section 6.06      Money Held in Trust........................................................................47
Section 6.07      Compensation and Indemnification of Trustee and Its Prior Claim............................47
Section 6.08      Conflicting Interests......................................................................47
Section 6.09      Corporate Trustee Required; Eligibility....................................................47
Section 6.10      Resignation and Removal; Appointment of Successor Trustee..................................48
Section 6.11      Acceptance of Appointment by Successor.....................................................49
Section 6.12      Successor Trustee by Merger, etc...........................................................49
Section 6.13      Preferential Collection of Claims Against Issuers..........................................50

                                                 ARTICLE SEVEN

                               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.01      Preservation of Information; Company To Furnish Trustee Names and Addresses of Holders.....50
Section 7.02      Communications of Holders..................................................................51
Section 7.03      Reports by Trustee.........................................................................51

                                                 ARTICLE EIGHT

                                             SUCCESSOR CORPORATION

Section 8.01      When Company May Merge, etc................................................................51
Section 8.02      Successor Substituted......................................................................52

                                                 ARTICLE NINE

                                                 MODIFICATION

Section 9.01      Without Consent of Holders.................................................................52
Section 9.02      With Consent of Holders....................................................................53
Section 9.03      Compliance with Trust Indenture Act........................................................53
Section 9.04      Effect of Supplemental Indentures..........................................................54
Section 9.05      Revocation and Effect of Consents..........................................................54
Section 9.06      Notation on or Exchange of Notes...........................................................54
Section 9.07      Trustee May Sign Amendments, etc...........................................................54

                                                  ARTICLE TEN

                                                   COVENANTS

Section 10.01     Payment of Principal, Premium and Interest.................................................55
Section 10.02     Maintenance of Office or Agency............................................................55
Section 10.03     Money for Note Payments To Be Held in Trust................................................55
Section 10.04     Existence..................................................................................56
Section 10.05     Payment of Taxes and Other Claims..........................................................57
Section 10.06     Maintenance of Properties..................................................................57
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Section 10.07     Insurance..................................................................................57
Section 10.08     Compliance Certificate.....................................................................58
Section 10.09     Reports to Holders.........................................................................58
Section 10.10     Additional Subsidiary Guarantees...........................................................58
Section 10.11     Limitation on Incurrence of Additional Indebtedness........................................59
Section 10.12     Limitation on Restricted Payments..........................................................59
Section 10.13     Limitations on Transactions with Affiliates................................................61
Section 10.14     Limitation on Asset Sales..................................................................61
Section 10.15     Change of Control..........................................................................64
Section 10.16     Limitation on Liens........................................................................66
Section 10.17     Limitation on Dividends and Other Payment Restrictions Affecting Restricted Subsidiaries...66
Section 10.18     Restrictions on Preferred Stock of Restricted Subsidiaries.................................67
Section 10.19     Conduct of Business........................................................................67

                                                ARTICLE ELEVEN

                                              REDEMPTION OF NOTES

Section 11.01     Optional and Special Redemption............................................................67
Section 11.02     Applicability of Article...................................................................68
Section 11.03     Election To Redeem; Notice to Trustee......................................................68
Section 11.04     Selection of Notes To Be Redeemed..........................................................68
Section 11.05     Notice of Redemption.......................................................................69
Section 11.06     Deposit of Redemption Price................................................................70
Section 11.07     Notes Payable on Redemption Date...........................................................70
Section 11.08     Notes Redeemed or Purchased in Part........................................................70

                                                ARTICLE TWELVE

                                          SATISFACTION AND DISCHARGE

Section 12.01     Satisfaction and Discharge of Indenture....................................................71
Section 12.02     Application of Trust Money.................................................................71

                                               ARTICLE THIRTEEN

                                              GUARANTEE OF NOTES

Section 13.01     Guarantee..................................................................................72
Section 13.02     Execution and Delivery of Guarantee........................................................73
Section 13.03     Additional Guarantors......................................................................74
Section 13.04     Guarantee Obligations Subordinated to Guarantor Senior Indebtedness........................74
Section 13.05     Payment Over of Proceeds upon Dissolution, etc., of a Guarantor............................74
Section 13.06     Suspension of Guarantee Obligations When Guarantor Senior Indebtedness in Default..........75
Section 13.07     Release of a Guarantor.....................................................................76
Section 13.08     Waiver of Subrogation......................................................................76
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Section 13.09     Guarantee Subordination Provisions Solely To Define Relative Rights........................77
Section 13.10     Trustee To Effectuate Subordination of Guarantee Obligations...............................77
Section 13.11     No Waiver of Guarantee Subordination Provisions............................................78
Section 13.12     Guarantors To Give Notice to Trustee.......................................................78
Section 13.13     Reliance on Judicial Order or Certificate of Liquidating Agent Regarding
                     Dissolution, etc., of Guarantors........................................................79
Section 13.14     Rights of Trustee as a Holder of Guarantor Senior Indebtedness; Preservation
                     of Trustee's Rights.....................................................................79
Section 13.15     Article Thirteen Applicable to Paying Agents...............................................79
Section 13.16     No Suspension of Remedies Subject to Rights of Holders of Guarantor Senior Indebtedness....80
Section 13.17     Trustee's Relation to Guarantor Senior Indebtedness........................................80
Section 13.18     Subrogation................................................................................80

                                               ARTICLE FOURTEEN

                                            SUBORDINATION OF NOTES

Section 14.01     Notes Subordinate to Senior Indebtedness...................................................81
Section 14.02     Payment Over of Proceeds upon Dissolution, etc.............................................81
Section 14.03     Suspension of Payment When Designated Senior Indebtedness Is in Default....................82
Section 14.04     Trustee's Relation to Senior Indebtedness..................................................83
Section 14.05     Subrogation to Rights of Holders of Senior Indebtedness....................................83
Section 14.06     Provisions Solely To Define Relative Rights................................................83
Section 14.07     Trustee To Effectuate Subordination........................................................84
Section 14.08     No Waiver of Subordination Provisions......................................................84
Section 14.09     Notice to Trustee..........................................................................85
Section 14.10     Reliance on Judicial Order or Certificate of Liquidating Agent.............................85
Section 14.11     Rights of Trustee as a Holder of Senior Indebtedness; Preservation of Trustee's Rights.....86
Section 14.12     Article Applicable to Paying Agents........................................................86
Section 14.13     No Suspension of Remedies..................................................................86

TESTIMONIUM.................................................................................................S-1

SIGNATURES..................................................................................................S-1

Exhibit A     - Form of Initial Note........................................................................A-1

Exhibit B     - Form of Exchange Note.......................................................................B-1

Exhibit C     - Form of Certificate To Be Delivered in Connection with Transfers to Non-QIB
                  Accredited Investors......................................................................C-1

Exhibit D     - Form of Certificate To Be Delivered in Connection with Transfers Pursuant to Regulation S...D-1

Exhibit E     - Form of Guarantee...........................................................................E-1
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                                       -v-
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                  INDENTURE, dated as of November 15, 1997, between FWT, INC., a corporation incorporated under the laws of the State of Texas (the "Company"), as issuer and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the
"Trustee").

                            RECITALS OF THE COMPANY

                  The Company has duly authorized the issuance of up to $125,000,000 aggregate principal amount of 9 7/8% Senior Subordinated Notes due 2007, of which amount $105,000,000 aggregate principal amount will be issued in the Offering, (the "Initial Notes"), and the issuance of 9 7/8% Senior Subordinated Notes due 2007, to be exchanged for the Initial Notes, including the Exchange Notes and the Private Exchange Notes contemplated by the Registration Rights Agreement (as defined herein) (the "Exchange Notes" and, together with the Initial Notes, the "Notes");

                  Upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined in the Registration Rights Agreement), this Indenture will be subject to, and shall be governed by, the provisions of the Trust Indenture Act (as defined herein) that are required to be part of and to govern indentures qualified under the Trust Indenture Act; and

                  All acts and things necessary have been done to make (i) the Notes, when duly issued and executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company and (ii) this Indenture a valid agreement of the Company in accordance with the terms of this Indenture.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Notes by the Holders (as defined herein) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:


                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION


                  Section 1.01.     Definitions.

                  "Acquired Indebtedness" means Indebtedness of a Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary of the Company or at the time it merges or consolidates with the Company or any of its Subsidiaries or assumed in connection with the acquisition of assets from such Person and in each case not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary of the Company or such acquisition, merger or consolidation.

                  "Affiliate" means, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

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                                       -2-

                  "Affiliate Transaction" has the meaning set forth in Section 10.13.

                  "Asset Acquisition" means (a) an Investment by the Company or any Restricted Subsidiary of the Company in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company or any Restricted Subsidiary of the Company, or shall be merged with or into the Company or any Restricted Subsidiary of the Company, or (b) the acquisition by the Company or any Restricted Subsidiary of the Company of the assets of any Person (other than a Restricted Subsidiary of the Company) which constitute all or substantially all of the assets of such Person or comprise any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

                  "Asset Sale" means any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Company or any of its Restricted Subsidiaries (including any Sale and Leaseback Transaction) to any Person other than the Company or a Wholly Owned Restricted Subsidiary (or a Wholly Owned Restricted Subsidiary of a Restricted Subsidiary) of the Company of (a) any Capital Stock of any Restricted Subsidiary of the Company other than directors' qualifying shares; or (b) any other property or assets of the Company or any Restricted Subsidiary of the Company other than in the ordinary course of business; provided, however, that Asset Sales shall not include (i) a transaction or series of related transactions for which the Company or its Restricted Subsidiaries receive aggregate consideration of less than $500,000, (ii) a disposition of Cash Equivalents, (iii) any Restricted Payment that is permitted to be made, and is made, under paragraph (i) of
Section 10.12(i), and (iv) the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets (including cash or Cash Equivalents) of the Company as permitted under Article Eight and in compliance with Section 10.15.

                  "Asset Sale Offer" has the meaning set forth in Section 10.14.

                  "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States Federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors, or any amendment to, succession to or change in any such law.

                  "Board of Directors" means, as to any Person, the board of directors of such Person or any duly authorized committee thereof.

                  "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, State of New York are authorized or obligated by law, regulation or executive order to close.

                  "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

                  "Capitalized Lease Obligation" means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

                  "Cash Equivalents" means (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000 and deposits in bank accounts in the ordinary course of business; (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iv) above; (vi) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (i) through (v) above; and (vii) investments made by Foreign Subsidiaries in local currencies in instruments issued by or with entities of such jurisdiction having correlative attributes to the foregoing.

                  "Change of Control" means the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any Affiliates thereof (whether or not otherwise in compliance with the provisions of this Indenture), other than a Wholly-Owned Restricted Subsidiary; (ii) the approval by the holders of Capital Stock of the Company of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of this Indenture); (iii) any Person or Group (other than the Permitted Holders(s)) shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Company's Board of Directors (together with any new directors whose election or appointment by such board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Company's Board of Directors then in office.

                  "Change of Control Offer" has the meaning set forth in
Section 10.15.

                  "Commission" or "SEC" means the Securities and Exchange Commission, as from time to time constituted, or if at any time after the execution of this Indenture such Commission is not existing and performing the applicable duties now assigned to it, then the body or bodies performing such duties at such time.

                  "Common Stock" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person's common stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

                  "Company" means FWT, Inc., a Texas corporation, unless and until a successor replaces it in accordance with this Indenture, and thereafter means such Surviving Person.

                  "Company Request" or "Company Order" means a written request or order of the Company signed in the name of the Company by an officer of the Company.

                  "Consolidated EBITDA" means, with respect to any Person, for any period, the sum (without duplication) of (i) Consolidated Net Income and
(ii) to the extent Consolidated Net Income has been reduced thereby, (A) all income taxes of such Person and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary, unusual or nonrecurring gains or losses or taxes attributable to sales or dispositions outside the ordinary course of business), (B) Consolidated Interest Expense and (C) Consolidated Non-cash Charges less any non-cash items increasing Consolidated Net Income for such period, all as determined on a consolidated basis for such Person and its Restricted Subsidiaries in accordance with GAAP.

                  "Consolidated Fixed Charge Coverage Ratio" means, with respect to any Person, the ratio of Consolidated EBITDA of such Person during the four full fiscal quarters (the "Four Quarter Period") ending on or prior to the date of the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio (the "Transaction Date") to Consolidated Fixed Charges of such Person for the Four Quarter Period. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated EBITDA" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to (i) the incurrence or repayment of any Indebtedness of such Person or any of its Restricted Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation and any incurrence or repayment of other Indebtedness (and the application of the proceeds thereof), other than the incurrence or repayment not constituting a permanent repayment and/or termination of a related commitment of Indebtedness in the ordinary course of business for working capital purposes pursuant to revolving credit working capital facilities, occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four Quarter Period and (ii) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness and also including any Consolidated EBITDA (provided that such Consolidated EBITDA shall be included only to the extent includable pursuant to the definition of "Consolidated Net Income") attributable to the assets which are the subject of the Asset Acquisition or Asset Sale during the Four Quarter Period) occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such Asset Sale or Asset Acquisition (including the incurrence, assumption or liability for any such Acquired Indebtedness) occurred on the first day of the Four Quarter Period. If such Person or any of its Restricted Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the preceding sentence shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or any Restricted Subsidiary of such Person had directly incurred or otherwise assumed such guaranteed Indebtedness. Furthermore, in calculating "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio," (1) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per an-num equal to the rate of interest on such Indebtedness in effect on the Transaction Date; (2) if interest on any Indebtedness actually incurred on the Transaction Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Transaction Date will be deemed to have been in effect during the Four Quarter Period; and (3) notwithstanding clause (1) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Swap Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

                  "Consolidated Fixed Charges" means, with respect to any Person for any period, the sum, without duplication, of (i) Consolidated Interest Expense, plus (ii) the product of (x) the amount of all dividend payments on any series of Preferred Stock of such Person (other than dividends paid in Qualified Capital Stock or dividends, accrued or scheduled to be accrued on Qualified Capital Stock), without duplication, paid, accrued or scheduled to be paid or accrued during such period times (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated federal, state and local tax rate of such Person, expressed as a decimal.

                  "Consolidated Interest Expense" means, with respect to any Person for any period, the sum of, without duplication: (i) the aggregate of the interest expense of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, including without limitation, (a) any amortization of debt discount and amortization or write-off of deferred financing costs, (b) the net costs under Interest Swap Obligations,
(c) all capitalized interest and (d) the interest portion of any deferred payment obligation; and (ii) the interest component of Capitalized Lease Obligations, without duplication, paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Net Income" means, with respect to any Person, for any period, the aggregate net income (or loss) of such Person and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; provided that there shall be excluded therefrom (a) after-tax gains from Asset Sales or reserves relating thereto, (b) after-tax items classified as extraordinary or nonrecurring gains, (c) the net income (or net loss) of any Person acquired in a "pooling of interests" transaction accrued prior to the date it becomes a Restricted Subsidiary of the referent Person or is merged or consolidated with the referent Person or any Restricted Subsidiary of the referent Person, (d) the net income (but not loss) of any Restricted Subsidiary of the referent Person to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is restricted by a contract, operation of law or otherwise, (e) the net income of any Person, other than a Restricted Subsidiary of the referent Person, except to the extent of cash dividends or distributions paid to the referent Person or to a Wholly Owned Restricted Subsidiary of the referent Person by such Person,
(f) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of Consolidated Net Income accrued at any time following the Issue Date, (g) income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued), and (h) in the case of a successor to the referent Person by consolidation or merger or as a transferee of the referent Person's assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets.

                  "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of such Person, determined on a consolidated basis in accordance with GAAP, less (without duplication) amounts attributable to Disqualified Capital Stock of such Person.

                  "Consolidated Non-cash Charges" means, with respect to any Person, for any period, the aggregate depreciation, amortization and other non-cash expenses of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges constituting an extraordinary item or loss or any such charge which requires an accrual of or a reserve for cash charges for any future period).

                  "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 6th & Marquette, MS 0069; attention: Corporate Trust Services Group, Minneapolis, Minnesota 55479-0069.

                  "Covenant Defeasance" has the meaning set forth in Article
Four.

                  "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any Restricted Subsidiary of the Company against fluctuations in currency values.

                  "Default" means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

                  "Depositary" means The Depository Trust Company, or such other depositary as the Company may appoint as a successor thereto.

                  "Designated Senior Indebtedness" means the Indebtedness under the Revolving Credit Facility and any other Senior Indebtedness in an amount of more than $10 million that is designated Senior Indebtedness by the Company.

                  "Disqualified Capital Stock" means that portion of any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof on or prior to the final maturity date of the Notes.

                  "Dollars" or "$" means lawful money of the United States of America.

                  "Event of Default" has the meaning set forth in Section 5.01.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any successor statute or statutes thereto.

                  "Exchange Notes" has the meaning set forth in the preamble hereto.

                  "fair market value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value (in excess of $100,000) shall be conclusively determined by the Board of Directors of the Company acting in good faith and shall be evidenced by a Board Resolution of the Board of Directors of the Company delivered to the Trustee.

                  "Financial Advisory Agreement" means the management agreement between the Company and Baker Capital Corp. as in effect on the Issue Date.

                  "Foreign Subsidiary" means any Subsidiary of the Company (i) organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia and (ii) conducting substantially all of its business outside of the United States of America.

                  "FWT Acquisition" means FWT Acquisition, Inc., a Delaware corporation.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States as of the date of determination; provided that all calculations made for purposes of determining compliance with the provisions of this Indenture shall use GAAP as in effect on the Issue Date.

                  "Guarantor" means each of the Company's Restricted Subsidiaries, if any, that in the future executes a supplemental indenture in which such Restricted Subsidiary agrees to be bound by the terms of this Indenture as a Guarantor; provided that any Person constituting a Guarantor as described above shall cease to constitute a Guarantor when its respective Guarantee is released in accordance with the terms of this Indenture.

                  "Guarantor Senior Indebtedness" means, with respect to any Guarantor, the principal of, premium, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness of such Guarantor, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to such Guarantor's Guarantee. Without limiting the generality of the foregoing, "Guarantor Senior Indebtedness" shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, to the extent such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of, (x) all monetary obligations of every nature of the Guarantor under the Revolving Credit Facility, including, without limitation, obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities, (y) all Interest Swap Obligations and (z) all obligations under Currency Agreements, in each case whether outstanding on the Issue Date or thereafter incurred. Notwithstanding the foregoing, "Guarantor Senior Indebtedness" shall not include (i) any Indebtedness of the Guarantor to a Subsidiary of the Guarantor or any Affiliate of the Company or any of such Affiliate's Subsidiaries, (ii) Indebtedness to, or guaranteed on behalf of, any shareholder, director, officer or employee of the Guarantor or any Subsidiary of the Guarantor (including, without limitation, amounts owed for compensation),
(iii) Indebtedness to trade creditors and other amounts incurred in connection with obtaining goods, materials or services, (iv) Indebtedness represented by Disqualified Capital Stock, (v) any liability for federal, state, local or other taxes owed or owing by the Guarantor, (vi) Indebtedness incurred in violation of
Section 10.11, (vii) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to the Guarantor and (viii) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Guarantor.

                  "Holder" or "Noteholder" means a Person in whose name a Note is registered in the Note Register.

                  "incur" has the meaning set forth in Section 10.11 and "incurrence," "incurred" and "incurring" shall have the meanings correlative to the foregoing.

                  "Indebtedness" means with respect to any Person, without duplication, (i) all Obligations of such Person for borrowed money, (ii) all Obligations of such Person evidenced by bonds, debentures, notes or other similar instruments (but excluding trade account payables and other accrued liabilities excluded from clause (iv) hereof), (iii) all Capitalized Lease Obligations of such Person, (iv) all Obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all Obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business that are not overdue by 90 days or more or are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted), (v) all Obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (vi) guarantees and other contingent obligations in respect of Indebtedness referred to in clauses (i) through (v) above and clause (viii) below (exclusive of endorsements of negotiable instruments in the ordinary course of business),
(vii) all Obligations of any other Person of the type referred to in clauses (i) through (vi) which are secured by any lien on any property or asset of such Person, the amount of such Obligation being deemed to be the lesser of the fair market value of such property or asset or the amount of the Obligation so secured, (viii) all Obligations under currency agreements and interest swap agreements of such Person and (ix) all Disqualified Capital Stock issued by such Person with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any. For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined in good faith by the Board of Directors of the issuer of such Disqualified Capital Stock, which determination shall be conclusive. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any guarantees at such date; provided, further, that for purposes of calculating the amount of any non-interest bearing or other discount security, such Indebtedness shall be deemed to be the principal amount thereof that would be shown on the balance sheet of the issuer dated such date prepared in accordance with GAAP but that such security shall be deemed to have been incurred only on the date of the original issuance thereof.

                  "Indenture" means this instrument as originally executed (including all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including for purposes of this instrument and any supplemental indenture, the provisions of the TIA that are deemed to be a part of and govern this instrument and any supplemental indenture.

                  "Independent Financial Advisor" means a firm (i) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Company and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent and qualified to perform the task for which it is to be engaged.


                  "Initial Purchasers" means BT Alex. Brown Incorporated, SBC Warburg Dillon Read Inc. and Smith Barney Inc.

                  "Insolvency or Liquidation Proceeding" means, with respect to any Person, any liquidation, dissolution or winding up of such Person, or any bankruptcy, reorganization, insolvency, receivership or similar proceeding with respect to such Person, whether voluntary or involuntary.

                  "Institutional Accredited Investor" means an entity that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "Interest Payment Date" means, when used with respect to any Note, the Stated Maturity of an installment of interest on such Note, as set forth in such Note.

                  "Interest Swap Obligations" means the obligations of any Person pursuant to any arrangement with any other Person, whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such other Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

                  "Investment" means, with respect to any Person, any direct or indirect loan or other extension of credit (including, without limitation, a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any Person. "Investment" shall exclude extensions of trade credit (including relating to accounts receivable) by the Company and its Restricted Subsidiaries on commercially reasonable terms in accordance with normal trade practices of the Company or such Restricted Subsidiary, as the case may be, prepaid expenses and workers' compensation, utility, lease and similar deposits in the ordinary course of business, and negotiable instruments held for collection. For the purposes of Section 10.12, (i) "Investment" shall include and be valued at the fair market value of the net assets of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary and shall exclude the fair market value of the net assets of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary, (ii) in determining the amount of any Investment involving a transfer of any property or assets other than cash, such property or assets shall be valued at the fair market value at the time of such transfer, and (iii) the amount of any Investment shall be the original cost of such Investment plus the cost of all additional Investments by the Company or any of its Restricted Subsidiaries, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, reduced by the payment of dividends or distributions, repayments or repurchases in connection with such Investment or any other amounts received in respect of such Investment; provided that no such payment of dividends or distributions or receipt of any such other amounts shall reduce the amount of any Investment if such payment of dividends or distributions or receipt of any such amounts would be included in Consolidated Net Income. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Common Stock of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, the Company no longer owns, directly or indirectly, 100% of the outstanding Common Stock of such Restricted Subsidiary, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Common Stock of such Restricted Subsidiary not sold or disposed of.

                  "Issue Date" means the date of original issuance of the Notes.

                  "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

                  "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (other than the portion of any such deferred payment constituting interest) received by the Company or any of its Restricted Subsidiaries from such Asset Sale net of (a) out-of-pocket expenses and fees relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees and sales commissions), (b) taxes paid or payable after taking into account any reduction in consolidated tax liability due to available tax credits or deductions and any tax sharing arrangements, (c) repayment of Indebtedness that is required to be repaid in connection with such Asset Sale and (d) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale.

                  "Non-payment Default" means, for purposes of Article Fourteen hereof, any default (other than a Payment Default) with respect to any Designated Senior Indebtedness of the Company or any Guarantor pursuant to which the maturity thereof may be accelerated.

                  "Non-U.S. Person" means a person who is not a U.S. person, as defined in Regulation S.

                  "Notes" has the meaning set forth in the preamble hereto.

                  "Obligations" means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

                  "Offering" means the offering and sale of the $105 million of Notes by the Initial Purchasers.

                  "Offering Memorandum" means the offering memorandum dated as of November 12, 1997 relating to the Offering.

                  "Officer" means, with respect to any Person, the Chairman, President, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, any Vice President, Treasurer or Secretary, or any other officer designated by the Board of Directors serving in a similar capacity.

                  "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company or a Guarantor, as the case may be.

                  "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel to the Company, and who shall be reasonably acceptable to the Trustee.

                  "Outstanding" means, as of the date of determination, all Notes theretofor authenticated and delivered under this Indenture, except:

                   (i) Notes theretofor cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofor deposited with the Trustee or any Paying Agent (other than the Company or any Affiliate thereof) in trust for the Holders of such Notes unless, pursuant to the provisions of Article Fourteen, the Trustee or Paying Agent is unable to make payments on the Notes to the Holders thereof; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly and irrevocably given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                 (iii) Notes with respect to which the Company has effected Legal Defeasance or Covenant Defeasance as provided in Article Four, to the extent provided in Sections 4.02 and 4.03; and

                  (iv) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands the Notes are valid, legal and binding obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor under the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor under the Notes or any Affiliate of the Company or such other obligor.

                  "Pari Passu Indebtedness" means any Indebtedness of the Company or any Guarantor ranking pari passu in right of payment with the Notes or the Guarantee of such Guarantor, as applicable.

                  "Paying Agent" means any Person authorized by the Company to pay the principal, premium, if any, or interest on any Notes on behalf of the Company.

                  "Payment Blockage Period" shall have the meaning set forth in
Section 14.03.

                  "Payment Default" means any default in the payment when due (whether at Stated Maturity, upon any redemption, by acceleration or otherwise) of principal or interest on, or of unreimbursed amounts under drawn letters of credit or regularly accruing fees with respect to any Senior Indebtedness or Guarantor Senior Indebtedness, as applicable, of the Company or any Guarantor.

                  "Permitted Holder(s)" means FWT Acquisition, Baker Communications Fund, L.P., Baker Capital Partners, LLC and Baker Capital Corp. (including existing stockholders of each such entity on the Issue Date), Thomas
W. Moore, Betty J. Moore, Fred Moore, Carl R. Moore and Roy J. Moore, their successors and assigns who are Affiliates of the Permitted Holders, members of their families and their heirs or executors.

                  "Permitted Indebtedness" means, without duplication, each of the following:

                  (i) Indebtedness under the Notes initially issued hereby and the Guarantees thereof, if any, and the Exchange Notes (as defined in the Registration Rights Agreement);

                  (ii) Indebtedness incurred pursuant to the Revolving Credit Facility in an aggregate principal amount at any time outstanding not to exceed the greater of (A) $25 million in the aggregate or (B) the sum of (x) 85% of the Company's accounts receivable and (y) 60% of the Company's inventory, reduced by any required permanent repayments in connection with any Asset Sale (which are accompanied by a corresponding permanent commitment reduction) thereunder;

                  (iii) other Indebtedness of the Company and its Restricted Subsidiaries outstanding on the Issue Date reduced by the amount of any scheduled amortization payments or mandatory prepayments, in each case when actually paid or permanent reductions thereon;

                  (iv) Interest Swap Obligations of the Company covering Indebtedness of the Company or any of its Restricted Subsidiaries and Interest Swap Obligations of any Restricted Subsidiary of the Company covering Indebtedness of such Restricted Subsidiary; provided, however, that such Interest Swap Obligations are entered into to protect the Company and its Restricted Subsidiaries from fluctuations in interest rates on Indebtedness incurred in accordance with this Indenture to the extent the notional principal amount of such Interest Swap Obligation does not exceed the principal amount of the Indebtedness to which such Interest Swap Obligation relates;

                  (v) Indebtedness under Currency Agreements; provided that in the case of Currency Agreements which relate to Indebtedness, such Currency Agreements do not increase the Indebtedness of the Company and its Restricted Subsidiaries outstanding other than as a result of fluctuations in foreign currency exchange rates or by reason of fees, indemnities and compensation payable thereunder;

                  (vi) Indebtedness of a Wholly Owned Restricted Subsidiary of the Company to the Company or to a Wholly Owned Restricted Subsidiary of the Company for so long as such Indebtedness is held by the Company or a Wholly Owned Restricted Subsidiary of the Company, in each case subject to no Lien held by a Person other than the Company or a Wholly Owned Restricted Subsidiary of the Company; provided that if as of any date any Person other than the Company or a Wholly Owned Restricted Subsidiary of the Company owns or holds any such Indebtedness or holds a Lien in respect of such Indebtedness, such Indebtedness shall be deemed to have been a separate incurrence of Indebtedness by the issuer of such Indebtedness;

                  (vii) Indebtedness of the Company to a Wholly Owned Restricted Subsidiary of the Company for so long as such Indebtedness is held by a Wholly Owned Restricted Subsidiary of the Company, in each case subject to no Lien; provided that (a) any Indebtedness of the Company to any Wholly Owned Restricted Subsidiary of the Company is unsecured and subordinated, pursuant to a written agreement, to the Company's obligations under this Indenture and the Notes and (b) if as of any date any Person other than a Wholly Owned Restricted Subsidiary of the Company owns or holds any such Indebtedness or any Person holds a Lien in respect of such Indebtedness, such Indebtedness shall be deemed to have been a separate incurrence of Indebtedness by the Company;

                  (viii) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within two business days of incurrence;

                  (ix) Indebtedness of the Company or any of its Restricted Subsidiaries represented by letters of credit for the account of the Company or such Restricted Subsidiary, as the case may be, in order to provide security for workers' compensation claims, payment obligations in connection with self-insurance or similar requirements in the ordinary course of business;

                  (x) Refinancing Indebtedness; and

                  (xi) additional Indebtedness of the Company and its Restricted Subsidiaries in an aggregate principal amount not to exceed $15 million at any one time outstanding.

                  "Permitted Investments" means (i) Investments by the Company or any Restricted Subsidiary of the Company in any Person that is or will become immediately after such Investment a Wholly Owned Restricted Subsidiary of the Company or that will merge or consolidate into the Company or a Wholly Owned Restricted Subsidiary of the Company, (ii) Investments in the Company by any Restricted Subsidiary of the Company; provided that any Indebtedness evidencing such Investment is unsecured and subordinated, pursuant to a written agreement, to the Company's obligations under the Notes and this Indenture; (iii) investments in cash and Cash Equivalents; (iv) loans and advances to employees and officers of the Company and its Restricted Subsidiaries in the ordinary course of business for bona fide business purposes not in excess of $500,000 at any one time outstanding; (v) Currency Agreements and Interest Swap Obligations entered into in the ordinary course of the Company's or its Restricted Subsidiaries' businesses and otherwise in compliance with this Indenture; (vi) Investments in Unrestricted Subsidiaries and less than Wholly Owned Subsidiaries not to exceed $15 million at any one time outstanding, provided no Default or Event of Default shall have occurred and be continuing at the time such Investment is made; (vii) Investments in stock, obligations and securities received in settlement of debts owing to the Company or any Restricted Subsidiary, received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers of the Company or a Restricted Subsidiary or upon the foreclosure, perfection or enforcement of a Lien in favor of the Company or any Restricted Subsidiary that arose in the ordinary course of business of the Company or such Restricted Subsidiary; and (viii) Investments made by the Company or its Restricted Subsidiaries as a result of consideration received in connection with an Asset Sale made in compliance with Section 10.14.

                  "Permitted Junior Securities" means any equity securities or subordinated debt securities of the Company or a Guarantor or any successor obligor with respect to the Senior Indebtedness or Guarantor Senior Indebtedness, as applicable, provided for by a plan of reorganization or readjustment that, in the case of any such subordinated debt securities, are subordinated in right of payment to all Senior Indebtedness or Guarantor Senior Indebtedness, as applicable, that may at the time be outstanding to substantially the same degree as, or to a greater extent than, the Notes or the Guarantees are so subordinated as provided in this Indenture.

                  "Permitted Liens" means the following types of Liens:

                  (i) Liens for taxes, assessments or governmental charges or claims either (a) not delinquent or (b) contested in good faith by appropriate proceedings and as to which the Company or its Restricted Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

                  (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of bus-iness for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

                  (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, including any Lien securing letters of credit issued in the ordinary course of business consistent with past practice in connection therewith, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations, including letters of credit issued in connection therewith (exclusive of obligations for the payment of borrowed money);

                  (iv) judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

                  (v) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;

                  (vi) any interest or title of a lessor under any Capitalized Lease Obligation; provided that such Liens do not extend to any property or assets which is not leased property subject to such Capitalized Lease Obligation;

                  (vii) purchase money Liens to finance property or assets of the Company or any Restricted Subsidiary of the Company acquired in the ordinary course of business; provided, however, that (A) the related purchase money Indebtedness shall not exceed the cost of such property or assets and shall not be secured by any property or assets of the Company or any Restricted Subsidiary of the Company other than the property and assets so acquired and (B) the Lien securing such Indebtedness shall be created within 90 days of such acquisition;

                  (viii) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

                  (ix) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

                  (x) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its Restricted Subsidiaries, including rights of offset and set-off;

                  (xi) Liens securing Interest Swap Obligations which Interest Swap Obligations relate to Indebtedness that is otherwise permitted under this Indenture;

                  (xii) Liens securing Indebtedness under Currency Agreements;
         and

                  (xiii) Liens securing Acquired Indebtedness incurred in accordance with Section 10.11; provided that (A) such Liens secured such Acquired Indebtedness at the time of and prior to the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary of the Company and were not granted in connection with, or in anticipation of, the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary of the Company and (B) such Liens do not extend to or cover any property or assets of the Company or of any of its Restricted Subsidiaries other than the property or assets that secured the Acquired Indebtedness prior to the time such Indebtedness became Acquired Indebtedness of the Company or a Restricted Subsidiary of the Company and are not materially more favorable to the lienholders than those securing the Acquired Indebtedness prior to the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary of the Company.

                  "Person" means an individual, partnership, corporation, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

                  "Preferred Stock" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

                  "Private Placement Legend" means the legend initially set forth on the Initial Notes in the form set forth in Section 2.03.

                  "Public Equity Offering" has the meaning set forth in Section 11.01.

                  "Qualified Capital Stock" means any Capital Stock that is not Disqualified Capital Stock.

                  "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

                  "Recapitalization" means the transaction contemplated by the Recapitalization Agreement.

                  "Recapitalization Agreement" means that certain Stock Purchase and Redemption Agreement dated as of November 12, 1997 among the Company, FWT Acquisition and the other parties thereto and the related documents.

                  "Redemption Date" means, with respect to any Note or part thereof to be redeemed, any date fixed for such redemption by or pursuant to this Indenture and the terms of the Notes.

                  "Redemption Price" means, with respect to any Note or part thereof to be redeemed, the price at which it is to be redeemed pursuant to this Indenture and the terms of the Notes.

                  "Refinance" means, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part. "Refinanced" and "Refinancing" shall have correlative meanings.

                  "Refinancing Indebtedness" means any Refinancing by the Company or any Restricted Subsidiary of the Company of Indebtedness incurred in accordance with Section 10.11 (other than pursuant to clause (ii), (iv), (v), (vi), (vii), (viii), (ix) or (xi) of the definition of Permitted Indebtedness), in each case that does not (1) result in an increase in the aggregate principal amount of Indebtedness of such Person as of the date of such proposed Refinancing (plus the amount of any premium required to be paid under the terms of the instrument governing such Indebtedness and plus the amount of fees and expenses actually incurred by the Company in connection with such Refinancing) or (2) create Indebtedness with (A) a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness being Refinanced or (B) a final maturity earlier than the final maturity of the Indebtedness being Refinanced; provided that (x) if such Indebtedness being Refinanced is Indebtedness of the Company, then such Refinancing Indebtedness shall be Indebtedness solely of the Company and (y) if such Indebtedness being Refinanced is subordinate or junior to the Notes, then such Refinancing Indebtedness shall be subordinate to the Notes at least to the same extent and in the same manner as the Indebtedness being Refinanced.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated on or about the Issue Date between the Company and the Initial Purchasers for the benefit of themselves and the Holders as the same may be amended from time to time in accordance with the terms thereof.

                  "Regular Record Date" means the Regular Record Date specified in the Notes.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Responsible Officer" means, with respect to the Trustee, the chairman or vice chairman of the board of directors, the chairman or vice chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

                  "Restricted Payment" has the meaning set forth in Section
10.12.

                  "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to receive, at its request, and conclusively rely on an Opinion of Counsel with respect to whether any Note constitutes a Restricted Security.

                  "Restricted Subsidiary" of any Person means any Subsidiary of such Person which at the time of determination is not an Unrestricted Subsidiary.

                  "Revolving Credit Facility" means the Revolving Credit Facility dated as of November 12, 1997, between the Company, the lenders party thereto in their capacities as lenders thereunder and BT Commercial Corporation, as agent, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement or agreements extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder (provided that such increase in borrowings is permitted by Section 10.11) or adding Restricted Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or agreements or any successor or replacement agreement or agreements and whether by the same or any other agent, lender or group of lenders.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Sale and Leaseback Transaction" means any direct or indirect arrangement with any Person or to which any such Person is a party, providing for the leasing to the Company or a Restricted Subsidiary of any property, whether owned by the Company or any Restricted Subsidiary at the Issue Date or later acquired, which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such Property.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, or any successor statute or statutes thereto.

                  "Senior Indebtedness" means the principal of, premium, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness of the Company, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Notes. Without limiting the generality of the foregoing, "Senior Indebtedness" shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, to the extent such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of, (x) all monetary obligations of every nature of the Company under the Revolving Credit Facility, including, without limitation, obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities, (y) all Interest Swap Obligations and
(z) all obligations under Currency Agreements, in each case whether outstanding on the Issue Date or thereafter incurred. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) any Indebtedness of the Company to a Subsidiary of the Company or any Affiliate of the Company or any of such Affiliate's Subsidiaries, (ii) Indebtedness to, or guaranteed on behalf of, any shareholder, director, officer or employee of the Company or any Subsidiary of the Company (including, without limitation, amounts owed for compensation),
(iii) Indebtedness to trade creditors and other amounts incurred in connection with obtaining goods, materials or services, (iv) Indebtedness represented by Disqualified Capital Stock, (v) any liability for federal, state, local or other taxes owed or owing by the Company, (vi) Indebtedness incurred in violation of
Section 10.11, (vii) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to the Company and (viii) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Company.

                  "Significant Subsidiary" shall have the meaning set forth in Rule 1.02(w) of Regulation S-X under the Securities Act and the Exchange Act.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.06.

                  "Stated Maturity" means, with respect to any Note or any installment of interest thereon, the dates specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable, and when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness or any installment of interest is due and payable.

                  "Subsidiary", with respect to any Person, means (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

                  "Transaction Date" has the meaning set forth under the definition of "Consolidated Fixed Charge Coverage Ratio".

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended, and as in effect from time to time.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Unrestricted Subsidiary" of any Person means (i) any Subsidiary of such Person that at the time of determination shall be or continue to be designated an Unrestricted Subsidiary by the Board of Directors of such Person in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated; provided that (x) the Company certifies to the Trustee that such designation complies with Section
10.12 and (y) each Subsidiary to be so designated and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Company or any of its Restricted Subsidiaries. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary only if (x) immediately after giving effect to such designation, the Company is able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 10.11 and (y) immediately before and immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an officers' certificate certifying that such designation complied with the foregoing provisions.

                  "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a Depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the Holder of such Depositary receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the Holder of such Depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such Depositary receipt.

                  "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the sum of the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

                  "Wholly Owned Restricted Subsidiary" of any Person means any Restricted Subsidiary of such Person of which all the outstanding voting securities (other than in the case of a foreign Restricted Subsidiary, directors' qualifying shares or an immaterial amount of shares required to be owned by other Persons pursuant to applicable law) are owned by such Person or any Wholly Owned Restricted Subsidiary of such Person.

                  Section 1.02. Other Definitions.

                                                              Defined in
                  Term                                         Section
                  ----                                        ---------
                  "Act"                                           1.05
                  "Affiliate Transaction"                        10.13
                  "Agent Members"                                 2.04
                  "Asset Sale Offer"                             10.14
                  "Asset Sale Offer Price"                       10.14
                  "Asset Sale Offer Purchase Date"               10.14
                  "Asset Sale Offer Trigger Date"                10.14
                  "Authenticating Agent"                          2.02
                  "Blockage Period"                              14.03
                  "Change of Control Date"                       10.15
                  "Change of Control Offer"                      10.15
                  "Change of Control Purchase Date"              10.15
                  "Change of Control Purchase Price"             10.15
                  "Covenant Defeasance"                           4.03
                  "Defaulted Interest"                            3.06
                  "Defeased Guarantees"                           4.01
                  "Defeased Notes"                                4.01
                  "Excess Proceeds"                               5.01
                  "Existing Indebtedness"                        10.11
                  "Global Notes"                                  2.01
                  "Guarantee"                                    10.10
                  "Initial Notes"                             Recitals
                  "Legal Defeasance"                              4.02
                  "Net Proceeds Deficiency"                      10.14
                  "Net Proceeds Offer"                           10.14
                  "Net Proceeds Offer Payment Amount"            10.14
                  "Net Proceeds Offer Trigger Date"              10.14
                  "Note Register"                                 3.04
                  "Note Registrar"                                3.04
                  "Notice of Default"                             5.01
                  "Offshore Global Note                           2.01

                                                              Defined in
                  Term                                         Section
                  ----                                        ---------
                  "Offshore Physical Note"                        2.01
                  "Optional Redemption Price"                    11.01
                  "Other Obligations"                             1.20
                  "Payment Amount"                               10.14
                  "Payment Blockage Notice"                      14.03
                  "Physical Notes"                                2.01
                  "Refinancing Indebtedness"                     10.11
                  "Replacement Assets"                           10.14
                  "Representative"                               14.02
                  "Repurchase Payments"                          10.12
                  "Required Filing Dates"                        10.09
                  "Restricted Payment"                           10.12
                  "Subordinated Indebtedness"                    10.12
                  "Surviving Entity"                              8.01
                  "U.S. Global Note"                              2.01
                  "U.S. Physical Notes"                           2.01

                  Section 1.03.     Rules of Construction.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (e) all references to "$" or "dollars" shall refer to the lawful currency of the United States of America;

                  (f) the words "include," "included" and "including" as used herein shall be deemed in each case to be followed by the phrase "without limitation";

                  (g) words in the singular include the plural, and words in the plural include the singular; and

                  (h) any reference to a Section or Article refers to such Section or Article of this Indenture unless otherwise indicated.

                  Section 1.04.     Form of Documents Delivered to Trustee.

                  Upon any request or application by the Company to the Trustee to take any action (other than any certificate pursuant to Section 314(a) of the TIA) under this Indenture, the Trustee may request and in such event the Company shall furnish to the Trustee (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with, (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of counsel, all such conditions (including any covenants compliance with which constitutes a condition precedent), have been complied with and (c) where applicable, a certificate or opinion by an accountant that complies with Section 314(c) of the Trust Indenture Act.

                  Each Officers' Certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that the Person making such certificate or Opinion of Counsel has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such Officers' Certificate or Opinion of Counsel are based;

                  (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or a certificate of public officials.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government of other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

                  Any certificate of opinion of an officer of the Company, and Guarantor of other obligor on the Notes may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Company, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to accounting matters upon which his certificate or opinion may be based are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent with respect to the Company.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated, with proper identification of each matter covered therein, and form one instrument.

                  Section 1.05.     Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in Person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution (as provided below in subsection (b) of this Section 1.05) of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient including, without limitation, by verification from a notary public or signature guarantee.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind every future Holder of the same Note or the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof to the same extent as the original Holder, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

                  Section 1.06.     Notices, etc., to the Trustee and the
Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Holder or by the Company or any Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at its Corporate Trust Office or at any other address previously furnished in writing to the Holders and the Company by the Trustee or at the office of any drop agent specified by or on behalf of the Trustee to the Holders and the Company from time to time; and

                  (b) the Company or any Guarantor by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise expressly provided herein) hereunder if in writing and mailed, first-class postage prepaid, to the Company, addressed to it at 1101 East Loop 820 South, Fort Worth, Texas 76112-7899, with a copy to Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1700 Pacific Avenue, Suite 4100, Dallas, Texas 75201, Attention: Christopher M. Gores, P.C., or at any other address previously furnished in writing to the Trustee by the Company.

                  Section 1.07.     Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise expressly provided herein) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  Section 1.08.     Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such provision or requirement of the Trust Indenture Act shall control.

                  If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or excluded, as the case may be, if this Indenture shall then be qualified under the TIA.

                  Section 1.09.     Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 1.10.     Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company and Trustee shall bind their respective successors and assigns, whether so expressed or not.

                  Section 1.11.     Separability Clause.

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 1.12.     Benefits of Indenture.

                  Nothing in this Indenture or in the Notes issued pursuant hereto, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture, except as provided in Article Thirteen and Article Fourteen.

                  Section 1.13.     GOVERNING LAW.

                  THIS INDENTURE, THE NOTES AND THE GUARANTEES, IF ANY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). THE TRUSTEE, THE COMPANY, EACH GUARANTOR AND ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND THE HOLDERS AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE NOTES.

                  Section 1.14.     No Recourse Against Others.

                  No director, officer, employee or stockholder or incorporator, past, present or future, of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, the Guarantees or this Indenture. Each Holder of Notes by accepting a Note waives and releases all such liability, and such waiver and release is part of the consideration for the issuance of the Notes.

                  Section 1.15.     Independence of Covenants.

                  All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.

                  Section 1.16.     Exhibits and Schedules.

                  All exhibits and schedules attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

                  Section 1.17.     Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  Section 1.18.     Duplicate Originals.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  Section 1.19.     Incorporation by Reference of TIA.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in, and made a part of, this Indenture. Any terms incorporated by reference in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them therein.


                                   ARTICLE TWO

                                 SECURITY FORMS


                  Section 2.01.     Form and Dating.

                  The Initial Notes and the Trustee's certificate of authentication relating thereto shall be substantially in the form of Exhibit A hereto. The Exchange Notes and the Trustee's certificate of authentication relating thereto shall be substantially in the form of Exhibit B hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or Depositary rule or usage. The Company shall approve the form of the Notes and any notation, legend or endorsement on them. Each Note shall be dated the date of its authentication and shall show the date of its authentication.

                  The additional terms and provisions contained in the forms of Initial Notes, Exchange Notes and Guarantees, annexed hereto as Exhibits A, B and E, respectively, shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Notes will initially be issued in either of the following forms:

                  (a) Notes offered and sold in reliance on Rule 144A issued initially in the form of one or more global Notes in registered form, substantially in the form set forth in Exhibit A (the "U.S. Global Note"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth in Section
         2.03 hereof. The aggregate principal amount of the U.S. Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary.

                  (b) Notes offered and sold in offshore transactions in reliance on Regulation S represented upon issuance by a temporary global Note (the "Offshore Global Note" and, together with the U.S. Global Note, the "Global Notes"), which will be exchangeable for certificated Notes in registered form in substantially the form set forth in Exhibit A (the "Offshore Physical Notes") only upon the expiration of the "40-day restricted period" within the meaning of Rule 903(c)(3) of Regulation S.

                  Subsequent to the initial issuance of the Global Notes provided for in paragraphs (a) and (b) above, physical certificates for notes transferred in reliance on any exemption from registration under the Securities Act, other than as described in the preceding two paragraphs, shall be issued in substantially the form set forth in Exhibit A, subject to the Company's and the Trustee's right prior to any such transfer to require the delivery of an Opinion of Counsel, certifications and/or other information satisfactory to each of them (the "U.S. Physical Notes"). The Offshore Physical Notes and the U.S. Physical Notes are sometimes collectively herein referred to as the "Physical Notes." Physical Notes may initially be registered in the name of the Depositary or a nominee of such Depositary and be delivered to the Trustee as custodian for such Depositary. Beneficial owners of Physical Notes, however, may request registration of such Physical Notes in their names or the names of their nominees.

                  Section 2.02. Execution and Authentication; Aggregate Principal Amount.

                  The Notes shall be executed on behalf of the Company by two Officers of the Company. The signature of any Officer on the Notes may be manual or facsimile.

                  If an Officer or Assistant Secretary whose manual or facsimile signature is on a Note was an Officer or Assistant Secretary at the time of such execution but no longer holds that office or position at the time the Trustee authenticates the Note, the Note shall nevertheless be valid.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  The Trustee shall authenticate (i) Initial Notes for original issue in the aggregate principal amount not to exceed $105,000,000 and (ii) Exchange Notes from time to time for issue only in exchange for a like principal amount of Initial Notes, in each case upon a written order of the Company in the form of an Officers' Certificate or Company Order. The Officers' Certificate or Company Order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated, whether the Notes are to be Initial Notes or Exchange Notes and whether the Notes are to be issued as Physical Notes or Global Notes or such other information as the Trustee may reasonably request. The aggregate principal amount of Notes outstanding at any time may not exceed $125,000,000, except as provided in Section 3.05 hereof.

                  The Trustee may appoint an authenticating agent (the "Authenticating Agent") reasonably acceptable to the Company to authenticate Notes. Unless otherwise provided in the appointment, an Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent. An Authenticating Agent has the same rights as an agent to deal with the Company or with any Affiliate of the Company.

                  Section 2.03.     Restrictive Legends.

                  Each Global Note and Physical Note that constitutes a Restricted Security shall bear the following legend (the "Private Placement Legend") on the face thereof until the third anniversary of the Issue Date, unless otherwise agreed by the Company and the Holder thereof:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY

         NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY THEREOF OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a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

                  Each Global Note shall also bear a legend on the face thereof in substantially the following form:

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY ANY SUCH NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS

         REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.05 OF THE INDENTURE.

                  Section 2.04.     Book-Entry Provisions for Global Notes.

                  This Section 2.04 shall apply only to the Global Notes deposited with the Depositary or its custodian.

                  (1) So long as the Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, the Global Notes initially shall (i) be registered in the name of the Depositary or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 2.03.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Notes, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Notes for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any Agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

                  (2) Transfers of the Global Notes shall be limited to transfers in whole, but, subject to the immediately succeeding sentence, not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Global Notes may be transferred or exchanged for Physical Notes in accordance with the rules and procedures of the Depositary and the provisions of Section 2.05 hereof. In addition, Physical Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Notes if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Notes and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Note Registrar has received a written request from the Depositary to issue Physical Notes.

                  (3) In connection with any transfer or exchange of a portion of the beneficial interest in a Global Note to beneficial owners pursuant to paragraph (2), the Note Registrar shall (if one or more Physical Notes are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Notes of like tenor and amount.

                  (4) In connection with the transfer of the beneficial interests in an entire Global Note to beneficial owners pursuant to paragraph
(2), the Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Note, an equal aggregate principal amount of Physical Notes of authorized denominations.

                  (5) Any Physical Note constituting a Restricted Security delivered in exchange for a beneficial interest in a Global Note pursuant to paragraph (2) or (3) shall, except as otherwise provided by paragraphs (1)(a)(x) and (3) of Section 2.05 hereof, bear the Private Placement Legend.

                  (6) The owner of a beneficial interest in a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

                  If DTC is at any time unwilling or unable to continue as a Depositary for the Global Note and a successor depositary is not appointed by the Company within 90 days, Physical Notes will be issued in exchange for the Global Notes, which certificates will bear the Private Placement Legend.

                  Section 2.05.     Special Transfer Provisions.

                  (1) Transfers to Non-QIB Institutional Accredited Investors and Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of a Note constituting a Restricted Security to any Institutional Accredited Investor which is not a QIB or to any Non-U.S. Person:

                  (a) the Note Registrar shall register the transfer of any Note constituting a Restricted Security, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the Issue Date (or other original issue date) or
         (y) (A) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Note Registrar a certificate substantially in the form of Exhibit C hereto or (B) in the case of a transfer to a Non-U.S. Person, the proposed transferor has delivered to the Note Registrar a certificate substantially in the form of Exhibit D hereto; and

                  (b) if the proposed transferor is an Agent Member holding a beneficial interest in the Global Note, upon receipt by the Note Registrar of (x) the certificate, if any, required by paragraph (a) above and (y) written instructions given in accordance with the Depositary's and the Note Registrar's procedures, whereupon (i) the Note Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Notes) a decrease in the principal amount of the applicable Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and (ii) the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Notes of like tenor and amount.

                  (2) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Note constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons):

                  (a) the Note Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating, or has otherwise advised the Company and the Note Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Company and the Note Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

                  (b) if the proposed transferee is an Agent Member, and the Notes to be transferred consist of Physical Notes which after transfer are to be evidenced by an interest in a Global Note, upon receipt by the Note Registrar of written instructions given in accordance with the Depositary's and the Note Registrar's procedures, the Note Registrar shall reflect on its books and records the date and an increase in the principal amount of the applicable Global Note in an amount equal to the principal amount of the Physical Notes to be transferred, and the Trustee shall cancel the Physical Notes so transferred.

                  (3) Private Placement Legend. Upon the transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Note Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Note Registrar shall deliver only Notes that bear the Private Placement Legend unless (i) the requested transfer is after the second anniversary of the Issue Date, or (ii) there is delivered to the Note Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (4) General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture.

                  The Note Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.04 hereof or this Section 2.05. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time during the Note Registrar's normal business hours upon the giving of reasonable written notice to the Note Registrar.

                  In connection with any transfer of the Notes, the Trustee, the Note Registrar and the Company shall be entitled to receive, shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates, opinions and other information referred to herein (or in the forms provided herein, attached hereto or to the Notes, or otherwise) received from any Holder and any transferee of any Note regarding the validity, legality and due authorization of any such transfer, the eligibility of the transferee to receive such Note and any other facts and circumstances related to such transfer.

                                  ARTICLE THREE

                                    THE NOTES


                  Section 3.01.     Title and Terms.

                  The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to an aggregate principal amount of $125,000,000 issuable in one or more series of Notes, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 3.03, 3.04, 3.05, 9.05, 10.12, 10.14, 10.15 or 11.08.

                  The Notes shall be known and designated as the "9 7/8% Senior Subordinated Notes due 2007" of the Company. The final Stated Maturity of the Notes shall be November 15, 2007. Interest on the Notes will accrue at the rate of 9 7/8% per annum and will be payable semi-annually in arrears on May 15 and November 15 in each year, commencing on May 15, 1998, to Holders of record on the immediately preceding May 1 and November 1, respectively. Interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date.

                  The additional terms and provisions contained in the forms of Initial Notes, Exchange Notes and the Guarantees, annexed hereto as Exhibits A, B and E, respectively, shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Section 3.02.     Denominations.

                  The Notes shall be issuable only in fully registered form without coupons and in denominations of $1,000 and any integral multiple thereof.

                  Section 3.03.     Temporary Notes.

                  Pending the preparation and delivery of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes. Temporary Notes may be printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Notes may consider appropriate, as conclusively evidenced by their execution of such Notes.

                  If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

                  Section 3.04. Registration, Registration of Transfer and Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as the Person appointed as being responsible for the keeping of the Note Register (the "Note Registrar") may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note Register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby initially appointed Note Registrar for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars.

                  Upon surrender for registration of transfer of any Note at the office or agency of the Company designated pursuant to Section 10.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by Section 2.03.

                  At the option of the Holder, Notes in certificated form may be exchanged for other Notes of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same indebtedness, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange and no such transfer or exchange shall constitute a repayment of any obligation nor create any new obligations of the Company.

                  Every Note presented or surrendered for registration of transfer, or for exchange or redemption, shall (if so required by the Company, the Trustee, the Note Registrar or any co-registrar) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Note Registrar or any co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to a Holder for any registration of transfer or exchange or redemption of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 3.03, 9.06, 10.14,
10.15 or 11.08 not involving any transfer.

                  None of the Company, the Trustee, the Note Registrar or any co-registrar shall be required (a) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such mailing, (b) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part or (c) to issue, register, transfer or exchange any Note during a Change of Control Offer or an Asset Sale Offer, if such note is tendered pursuant to such Change of Control Offer or Asset Sale Offer.

                  When Notes are presented to the Note Registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other authorized denominations, the Note Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Notes at the Note Registrar's request.

                  Section 3.05.     Mutilated, Destroyed, Lost and Stolen Notes.

                  If (a) any mutilated Note is surrendered to the Trustee, or
(b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless from any loss which either of them may suffer if a Note is replaced, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a replacement Note of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company may in its discretion, instead of issuing a new Note, pay such Note.

                  Upon the issuance of any replacement Notes under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every replacement Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  Section 3.06.     Payment of Interest; Interest Rights
Preserved.

                  Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid by check or wire transfer to the Person in whose name that Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the then applicable interest rate borne by the Notes, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the Regular Record Date and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in subsection (a) or
(b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Interest (a "Special Record Date"), which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of

         Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this subsection (a) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following subsection (b).

                  (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this subsection (b), such payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

                  Section 3.07.     Persons Deemed Owners.

                  Prior to and at the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Note is registered in the Note Register as the owner of such Note for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.06) interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  Section 3.08.     Cancellation.

                  All Notes surrendered for payment, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, as evidenced by a Company Order instructing the Trustee that all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 3.08, except as expressly permitted by this Indenture. Cancelled Notes held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy such cancelled Notes. The Trustee shall provide the Company with a list of all Notes that have been cancelled from time to time as requested by the Company.

                  Section 3.09.     Computation of Interest.

                  Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

                  Section 3.10.     Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of principal, premium, if any, or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or at the Stated Maturity, as the case may be, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or Stated Maturity, as the case may be, to the next succeeding Business Day.

                  Section 3.11.     CUSIP Number.

                  The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and if so, the Trustee may use the CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. All Initial Notes shall bear identical CUSIP numbers and all Exchange Notes shall bear identical CUSIP numbers. The Company shall promptly notify the Trustee in writing of any change in the CUSIP number of the Notes.

                  Section 3.12. Payment of Additional Interest Under Registration Rights Agreement.

                  Under certain circumstances the Company will be obligated to pay certain additional amounts of interest to the Holders, as more particularly set forth in Section 4 of the Registration Rights Agreement. The Company shall be obligated to provide a copy of such Registration Rights Agreement to the Trustee.


                                 ARTICLE FOUR

                   LEGAL DEFEASANCE OR COVENANT DEFEASANCE


                  Section 4.01.     Legal Defeasance.

                  The Company may, at its option and at any time, elect to have its obligations and the obligations of the Guarantors discharged with respect to the outstanding Notes ("Legal Defeasance"). Such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Notes and the Company and the Guarantors shall be discharged from all their obligations with respect to the Notes, the Guarantees and this Indenture, except for (i) the rights of Holders to receive payments in respect of the principal of, premium, if any, and interest on the Notes when such payments are due, (ii) the Company's rights of optional redemption, (iii) the Company's obligations with respect to the Notes concerning issuing temporary Notes, registration of Notes, mutilated, destroyed, lost or stolen Notes and the maintenance of an office or agency for payments, (iv) the rights, powers, trust, duties and immunities of the Trustee and the Company's obligations in connection therewith and (v) this Article Four. Subject to compliance with this Article Four, the Company may exercise its option under this Section 4.01 notwithstanding the prior exercise of its rights under Section
9.3 hereof.

                  Section 4.02.     Covenant Defeasance.

                  In addition, the Company may, at its option and at any time, elect to have the obligations of the Company and the Guarantors released with respect to the covenants ("Covenant Defeasance") contained in Sections 10.05 through 10.07, inclusive, Sections 10.09 through 10.19, inclusive, and Section 8.01(ii), and any covenant added to this Indenture subsequent to the Issue Date pursuant to Section 9.01 hereof with respect to the outstanding Notes and (ii) the occurrence of any event specified in Section 5.01(c) or 5.01(d) hereof, with respect to any of Sections 10.05 through 10.07, inclusive, and Sections 10.09 through 10.19, inclusive, and Sections 8.01(ii) hereof and any covenant added to this Indenture subsequent to the Issue Date pursuant to Section 9.01 hereof, shall be deemed not to be or result in an Event of Default, in each case with respect to such Notes as provided in this Section 4.02 on and after the date on which the conditions set forth in Section 9.4 hereof are satisfied, and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes).

                  Section 4.03.     Conditions to Defeasance or Covenant
Defeasance.

                  In order to exercise either Legal Defeasance or Covenant
Defeasance:

                  (1) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders cash in U.S. dollars, non-callable U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the Notes on the stated date for payment thereof or on the applicable redemption date, as the case may be;

                  (2) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (3) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States reasonably acceptable to the Trustee confirming that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (4) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

                  (5) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

                  (6) the Company shall have delivered to the Trustee an officers' certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others;

                  (7) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with; and

                  (8) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

                  Opinions and certificates required to be delivered under this Section shall be in compliance with the requirements set forth in Section 1.04 and this Section 4.03.

                  Section 4.04. Deposited Money and U.S. Government Obligations To Be Held in Trust; Etc.

                  Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or such other Person that would qualify to act as successor trustee under Article Six, collectively for purposes of this
Section 4.04, the "Trustee") pursuant to Section 4.03 in respect of the Company's election under either Section 4.01 or 4.02, shall be held in trust and applied by the Trustee, in accordance with provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (other than the Company or any Affiliate of the Company) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee and its agents and hold them harmless against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section
4.03 or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the defeased Notes.

                  Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 4.03 hereof which, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

                  Section 4.05.     Reinstatement.

                  If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 4.03, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company and each of the Guarantors under this Indenture, the Notes and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to
Section 4.03, until such time as the Trustee or Paying Agent is permitted to apply all such money and U.S. Government Obligations in accordance with Section 4.03; provided, however, that if the Company or the Guarantors make any payment of principal, premium, if any, or interest on any Note following the reinstatement of its obligations, the Company or the Guarantors, as the case may be, shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money and U.S. Government Obligations held by the Trustee or Paying Agent.

                  Section 4.06.     Repayment to Company.

                  The Trustee shall pay to the Company (or, if appropriate, the Guarantors) upon Company Request any money held by it for the payment of principal or interest that remains unclaimed for two years. After payment to the Company or the Guarantors, Noteholders entitled to money must look to the Company and the Guarantors for payment as general creditors unless an applicable abandoned property law designates another person and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.


                                  ARTICLE FIVE

                                    REMEDIES


                  Section 5.01.     Events of Default.

                  "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) the failure to pay interest on any Notes when the same becomes due and payable and the default continues for a period of 30 days;

                  (b) the failure to pay the principal or premium, if any, on any Notes, when such principal becomes due and payable, at maturity, upon redemption or otherwise (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or a Net Proceeds Offer);

                  (c) a default in the observance or performance of any other covenant or agreement contained in this Indenture which default continues for a period of 30 days after the Company receives written notice specifying the default (and demanding that such default be remedied) from the Trustee or the Holders of at least 25% of the outstanding principal amount of the Notes (except in the case of a default with respect to Section 8.01, which will constitute an Event of Default with such notice requirement but without such passage of time requirement);

                  (d) the failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness of the Company or any Restricted Subsidiary of the Company, or the acceleration of the final stated maturity of any such Indebtedness if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final maturity or which has been accelerated, aggregates $3.5 million or more at any time;

                  (e) one or more judgments in an aggregate amount in excess of $3.5 million (exclusive of amounts covered by insurance as to which the insurer has acknowledged coverage) shall have been rendered against the Company or any of its Restricted Subsidiaries and such judgments remain undischarged, unpaid, unstayed, unvacated or unbonded for a period of 60 days after such judgment or judgments become final and non-appealable;

                  (f) (i) the Company or any Significant Subsidiary commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (ii) the Company or any Significant Subsidiary consents to the entry of a decree or order for relief in respect of the Company or such Significant Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (iii) the Company or any Significant Subsidiary files a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law,
         (iv) the Company or any Significant Subsidiary (x) consents to the filing of such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or such Significant Subsidiary or of any substantial part of their respective property, (y) makes an assignment for the benefit of creditors or (z) admits in writing its inability to pay its debts generally as they become due or (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (x) is for relief against the Company in an involuntary case or proceeding, (y) appoints a custodian of the Company or any Subsidiary of the Company for all or substantially all of its properties, or (z) orders the liquidation of the Company or any subsidiary of the Company (and each case the order or decree remains unstayed and in effect for 60 days); or

                  (g) any of the Guarantees ceases to be in force and effect or any of the Guarantees is declared to be null and void and unenforceable or any of the Guarantees is found to be invalid or any of the Guarantors denies its liability under its Guarantee (other than by reason of release of a Guarantor in accordance with the terms of this Indenture).

                  Section 5.02. Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default (other than an Event of Default specified in clause (f) of Section 5.01 with respect to the Company) shall occur and be continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Outstanding Notes may declare the principal of and accrued interest on all the Notes to be due and payable by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a "notice of acceleration", and the same shall become immediately due and payable. If an Event of Default specified in clause (f) of Section 5.01 with respect to the Company occurs and is continuing, then all unpaid principal of, and premium, if any, and accrued and unpaid interest on all of the outstanding Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. If, prior to the delivery of any such "notice of acceleration" with respect to an Event of Default specified in clause (d) above, any such payment default or acceleration relating to such other Indebtedness shall have been cured or rescinded or such Indebtedness shall have been discharged, in each case within 30 days of such default or acceleration, then such Event of Default specified in clause (d) shall be deemed cured for all purposes of this Indenture.

                  At any time after a declaration of acceleration with respect to the Notes as described in the preceding paragraph, the Holders of a majority in aggregate principal amount of the Outstanding Notes may rescind and cancel such declaration and its consequences (i) if the rescission would not conflict with any judgment or decree, (ii) if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration, (iii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, (iv) if the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances and (v) in the event of the cure or waiver of an Event of Default of the type described in clause (f) of Section 5.01, the Trustee shall have received an Officers' Certificate and an Opinion of Counsel that such Event of Default has been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  Section 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee; Other Remedies.

                  The Company covenants that if an Event of Default in payment of principal, premium or interest specified in Section 5.01(a) or 5.01(b) hereof occurs and is continuing, the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal, premium, if any, and interest, with interest upon the overdue principal, premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate then borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may, but is not obligated under this paragraph to, institute a judicial proceeding for the collection of the sums so due and unpaid and may, but is not obligated under this paragraph to, prosecute such proceeding to judgment or final decree, and may, but is not obligated under this paragraph to, enforce the same against the Company, the Guarantors or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion, but is not obligated under this paragraph to, (i) proceed to protect and enforce its rights and the rights of the Holders under this Indenture and the Notes by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, whether for the specific enforcement of any covenant or agreement contained in this Indenture or the Notes or in aid of the exercise of any power granted herein or therein, or (ii) proceed to protect and enforce any other proper remedy. No recovery of any such judgment upon any property of the Company shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

                  Section 5.04.     Trustee May File Proofs of Claims.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guaran-tors or any other obligor upon the Notes, or the property of the Company, the Guarantors or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, but is not obligated under this paragraph

                  (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07 hereof.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 5.05. Trustee May Enforce Claims Without Possession of Notes.

                  All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

                  Section 5.06.     Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First:  to the Trustee for amounts due under Section 6.07;

                  Second: to Holders for interest accrued on the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

                  Third: to Holders for principal amounts owing under the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and premium; and

                  Fourth: to the Company or, to the extent the Trustee collects any amount from any Guarantor, to such Guarantor.

                  The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Noteholders pursuant to this
Section 5.06.

                  Section 5.07.     Limitation on Suits.

                  No Holder of any Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) the Holder or Holders of not less than 25% in aggregate principal amount of the Outstanding Notes shall have made written request(s) to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (b) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (d) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Note to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture or any Note except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

                  Section 5.08. Unconditional Right of Holders To Receive Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive cash payment, in United States dollars, of the principal of, premium, if any, and (subject to Section 3.06 hereof) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption or repurchase, on the respective Redemption Dates or date fixed for repurchase) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the express consent of such Holder.

                  Section 5.09.     Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Note and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  Section 5.10.     Rights and Remedies Cumulative.

                  No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 5.11.     Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  Section 5.12.     Control by Majority.

                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture or any Note or expose the Trustee to liability; and

                  (b) subject to the provisions of Section 315 of the TIA, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  Section 5.13.     Waiver of Past Defaults.

                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past Default hereunder and its consequences, except a Default:

                  (a) in the payment of the principal of, premium, if any, or interest on any Note (which may only be waived with the consent of each Holder of Notes affected); or

                  (b) in respect of a covenant or provision under this Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Note affected thereby.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                  Section 5.14.     Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or the Notes, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Note on or after the respective Stated Maturities expressed in such Note (or, in the case of redemption or repurchase, on or after the respective Redemption Dates or dates fixed for repurchase).

                  Section 5.15.     Waiver of Stay, Extension or Usury Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Notes contemplated herein or in the Notes or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   THE TRUSTEE


                  Section 6.01.     Certain Duties and Responsibilities.

                  (a)  Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee or its counsel shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that (i) this paragraph does not limit the effect of paragraph (a) of this Section 6.01; (ii) the Trustee shall not be liable for any error of judgment made in good faith by an officer of the Trustee or upon advice of its counsel, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to
Section 5.12.
                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or take any action at the request or direction of Holders if it shall have reasonable grounds for believing that repayment of such funds is not assured to it or it does not receive an indemnity satisfactory to it in its sole discretion against such risk, liability, loss, fee or expense which might be incurred by it in compliance with such request or direction.

                  (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01.

                  Section 6.02.     Notice of Defaults.

                  Within 90 days after the occurrence of any Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Note Register, notice of such Default hereunder known to the Trustee; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of Responsible Officers or counsel of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

                  Section 6.03.     Certain Rights of Trustee.

                  Subject to Section 6.01 hereof and the provisions of ss. 315 of the TIA:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution of the Company thereof;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of the Company;

                  (d) the Trustee and its agents may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

                  (e) the Trustee and its agents shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security, other evidence of indebtedness or other paper or document but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney during the reasonable business hours of the Company;

                  (f) the Trustee and its agents may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (other than an agent who is an employee of the Trustee) or attorney appointed with due care by it hereunder; or

                  (g) the Trustee shall not be charged with knowledge of any Default or Event of Default, as the case may be, with respect to the Notes unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the Default or Event of Default, as the case may be, or (2) written notice of such Default or Event of Default, as the case may be, shall have been given to the Trustee by the Company, any other obligor on the Notes or by any Holder of the Notes.

                  Section 6.04. Trustee Not Responsible for Recitals, Dispositions of Notes or Application of Proceeds Thereof.

                  The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company and the Guarantors in connection with the registration of any Notes and Guarantees issued hereunder are true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

                  Section 6.05. Trustee and Agents May Hold Notes; Collections; etc.

                  The Trustee, any Paying Agent, Note Registrar or any other agent of the Company or the Guarantors, in its individual or any other capacity, may become the owner or pledgee of Notes, with the same rights it would have if it were not the Trustee, Paying Agent, Note Registrar or such other agent and, subject to Sections 6.08 and 6.13 hereof, may otherwise deal with the Company or the Guarantors and receive, collect, hold and retain collections from the Company or the Guarantors with the same rights it would have if it were not the Trustee, Paying Agent, Note Registrar or such other agent.

                  Section 6.06.     Money Held in Trust.

                  All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required herein or by law. The Trustee shall not be under any liability for interest on any moneys received by it hereunder.

                  Section 6.07. Compensation and Indemnification of Trustee and Its Prior Claim.

                  The Company and the Guarantors covenant and agree: (a) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (b) to reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other Persons not regularly in its employ), except any such reasonable expense, disbursement or advance as may arise from its negligence or bad faith; and (c) to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the exercise or performance of any of its powers or duties hereunder, including enforcement of this Section 6.07. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The obligations of the Company and the Guarantors under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture.

                  Section 6.08.     Conflicting Interests.

                  The Trustee shall be subject to and comply with the provisions of ss. 310(b) of the TIA.

                  Section 6.09.     Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA ss.ss. 310(a)(1) and 310(a)(5) and which shall have a combined capital, surplus and undivided profits of at least $100,000,000, and have an office or agency at which Notes may be presented for transfer and redemption and at which demands may be made in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of United States Federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Section 6.10. Resignation and Removal; Appointment of Successor Trustee.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 6.11.

                  (b) The Trustee, or any trustee or trustees hereinafter appointed, may at any time resign by giving written notice thereof to the Company and the Guarantors at least 30 Business Days prior to the date of such proposed resignation. Upon receiving such notice of resignation, the Company and the Guarantors shall promptly appoint a successor trustee by written instrument, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 Business Days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor trustee.

                  (c) The Trustee may be removed at any time with 60 days written notice by an Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee, the Company and the Guarantors.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with the provisions of ss. 310(b) of the TIA in accordance with Section 6.08 hereof after written request therefor by the Company, the Guarantors or by any Holder who has been a bona fide Holder of a Note for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 6.09 hereof and shall fail to resign after written request therefor by the Company, the Guarantors or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose or rehabilitation, conservation or liquidation, then, in any such case, (i) the Company or the Guarantors may remove the Trustee, or (ii) subject to Section 5.14, the Holder of any Note who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company or the Guarantors shall promptly appoint a successor Trustee. If, within 60 days after such resignation, removal or incapability, or the occurrence of such vacancy, and the Company or the Guarantors have not appointed a successor Trustee, a successor Trustee shall be appointed by act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company, the Guarantors and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company and the Guarantors. If no successor Trustee shall have been so appointed by the Company or the Holders of the Notes and accepted appointment in the manner hereinafter provided, the Holder of any Note who has been a bona fide Holder for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company and the Guarantors shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  Section 6.11.     Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company, the Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company, the Guarantors or the successor Trustee, upon payment of amounts due it pursuant to Section 6.07, such retiring Trustee shall duly assign, transfer and deliver to the successor Trustee all moneys and property at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers, duties and obligations of the retiring Trustee. Upon request of any such successor Trustee, the Company and the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers.

                  No successor Trustee with respect to the Notes shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor Trustee shall be eligible to act as Trustee under this Article.

                  Upon acceptance of appointment by any successor Trustee as provided in this Section 6.11, the Company and the Guarantors shall give notice thereof to the Holders of the Notes, by mailing such notice to such Holders at their addresses as they shall appear on the Note Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10(f). If the Company or the Guarantors fail to give such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

                  Section 6.12.     Successor Trustee by Merger, etc.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any fur-ther act on the part of any of the parties hereto, provided such corporation shall be eligible under this Article to serve as Trustee hereunder.

                  In case at the time such successor to the Trustee under this
Section 6.12 shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Notes so authenticated; and, in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee under this
Section 6.12 may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have been authenticated.

                  Section 6.13.     Preferential Collection of Claims Against
Issuers.

                  The Trustee shall comply with ss. 311(a) of the TIA, excluding any creditor relationship listed in ss. 311(b) of the TIA. If the present or any future Trustee shall resign or be removed, it shall be subject to ss. 311(a) of the TIA to the extent provided therein.


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


                  Section 7.01. Preservation of Information; Company To Furnish Trustee Names and Addresses of Holders.

                  (a) The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders; provided, however, that if and for so long as the Trustee shall be the Note Registrar, the Note Register shall satisfy the requirements relating to such list. Neither the Company, the Guarantors or the Trustee shall be under any responsibility with regard to the accuracy of such list.

                  (b) The Company will furnish or cause to be furnished to the Trustee

                   (i) semiannually, not more than 10 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

                  (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Note Registrar, no such list need be furnished pursuant to this Section 7.01(b).

                  Section 7.02.     Communications of Holders.

                  Holders may communicate with other Holders with respect to their rights under this Indenture or under the Notes pursuant to ss. 312(b) of the TIA. The Trustee shall comply with ss. 312(b) of the TIA. The Company, the Guarantors and the Trustee and any and all other Persons benefited by this Indenture shall have the protection afforded by ss. 312(c) of the TIA.

                  Section 7.03.     Reports by Trustee.

                  Within 60 days after May 15 of each year commencing with the first April 1 following the date of this Indenture, the Trustee shall mail to all Holders, as their names and addresses appear in the Note Register, a brief report dated as of such April 1 that complies with ss. 313(a) of the TIA; provided, however, that if no such event as described in ss. 313(a) of the TIA has occurred within such period then no such report need be transmitted. The Trustee shall also comply with ss.ss. 313(b), 313(c) and 313(d) of the TIA. At the time of its mailing to Holders, a copy of each report shall be filed with the Company, the Guarantors, the Commission and with each national securities exchange on which the Notes are listed. The Company shall notify the Trustee when the Notes are listed on any stock exchange or any delisting thereof.


                                  ARTICLE EIGHT

                              SUCCESSOR CORPORATION


                  Section 8.01.     When Company May Merge, etc.

                  The Company will not, in a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose of (or cause or permit any Restricted Subsidiary of the Company to sell, assign, transfer, lease, convey or otherwise dispose of) all or substantially all of the Company's assets (determined on a consolidated basis for the Company and the Company's Restricted Subsidiaries) to any Person, unless: (i) either (1) the Company shall be the surviving or continuing corporation or (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Company and of the Company's Restricted Subsidiaries substantially as an entirety (the "Surviving Entity")
(x) shall be a corporation organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (y) shall expressly assume, by supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest on all of the Notes and the performance of every covenant of the Notes, this Indenture and the Registration Rights Agreement on the part of the Company to be performed or observed; (ii) immediately after giving effect to such transaction and the assumption contemplated by clause (i)(2)(y) above (including giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction), the Company or such Surviving Entity, as the case may be, (1) shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction and (2) shall be able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to
Section 10.11; (iii) immediately before and immediately after giving effect to such transaction and the assumption contemplated by clause (i)(2)(y) above (including, without limitation, giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred and any Lien granted in connection with or in re-spect of the transaction), no Default or Event of Default shall have occurred or be continuing; and (iv) the Company or the Surviving Entity shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with the applicable provisions of this Indenture and that all conditions precedent in this Indenture relating to such transaction have been satisfied.

                  For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of related transactions) of all or substantially all of the properties or assets of one or more Restricted Subsidiaries of the Company, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

                  Each Subsidiary Guarantor (other than any Guarantor whose Guarantee is to be released in accordance with the terms of the Guarantee and this Indenture in connection with any transaction complying with Section 10.14) will not, and the Company will not cause or permit any Subsidiary Guarantor to, consolidate with or merge with or into any Person other than the Company or any other Subsidiary Guarantor unless: (i) the entity formed by or surviving any such consolidation or merger (if other than the Subsidiary Guarantor) or to which such sale, lease, conveyance or other disposition shall have been made is a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia or the jurisdiction of incorporation of the Subsidiary Guarantor; (ii) such entity assumes by supplemental indenture all of the obligations of the Subsidiary Guarantor on the Guarantee; (iii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and (iv) immediately after giving effect to such transaction and the use of any net proceeds therefrom on a pro forma basis, the Company could satisfy the provisions of clause (ii)(2) of
Section 8.01. Any merger or consolidation of a Subsidiary Guarantor with and into the Company (with the Company being the surviving entity) or another Subsidiary Guarantor that is a Wholly Owned Restricted Subsidiary of the Company need only comply with clause (iv) of Section 8.01.

                  Section 8.02.     Successor Substituted.

                  Upon any consolidation, combination or merger or any transfer of all or substantially all of the assets of the Company in accordance with the foregoing, in which the Company is not the continuing corporation, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Notes with the same effect as if such surviving entity had been named as such, and, except in the case of a lease, the predecessor Person shall be released from all such obligations.


                                  ARTICLE NINE

                                  MODIFICATION


                  Section 9.01.     Without Consent of Holders.

                  From time to time, the Company, the Guarantors, if any, and the Trustee, without the consent of the Holders, may amend this Indenture to cure ambiguities, defects or inconsistencies or to make any other addition or modification so long as any such change does not, in the opinion of the Trustee, adversely affect the rights of any of the Holders in any material respect. In formulating its opinion on such matters, the Trustee will be entitled to rely on such evidence as it deems appropriate, including, without limitation, solely on an Opinion of Counsel.

                  Section 9.02.     With Consent of Holders.

                  Except as provided in Section 9.01, other modifications and amendments of this Indenture may be made with the consent of the Holders of a majority in principal amount of the then Outstanding Notes issued under this Indenture, except that, without the consent of each Holder affected thereby, no amendment may:

                   (i) reduce the amount of Notes whose Holders must consent to an amendment;

                  (ii) reduce the rate of or change or have the effect of changing the time for payment of interest, including defaulted interest, on any Notes;

                 (iii) reduce the principal of or change or have the effect of changing the fixed maturity of any Notes, or change the date on which any Notes may be subject to redemption or repurchase, or reduce the redemption or repurchase price therefor;

                  (iv) make any Notes payable in money other than that stated in the Notes;

                   (v) make any change in provisions of this Indenture protecting the right of each Holder to receive payment of principal of and interest on such Note on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in aggregate principal amount of Notes to waive Defaults or Events of Default;

                  (vi) amend, change or modify in any material respect the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or make and consummate a Net Proceeds Offer with respect to any Asset Sale that has been consummated or modify any of the provisions or definitions with respect thereto following the consummation of such event; or

                 (vii) release any Guarantor from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with the terms of this Indenture.

                  It shall not be necessary for any act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such act shall approve the substance thereof.

                  Section 9.03.     Compliance with Trust Indenture Act.

                  Every amendment of or supplement to this Indenture or the Notes shall comply with the TIA as then in effect if this Indenture shall then be qualified under the TIA.

                  Section 9.04.     Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  Section 9.05.     Revocation and Effect of Consents.

                  Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of that Note or portion of that Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any note. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Note or portion of such Note by notice to the Trustee or the Company received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Notes have consented (and not theretofor revoked such consent) to the amendment, supplement or waiver.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 180 days after such record date.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Holder of Notes, unless it makes a change described in any of clauses (i) through (ix) of Section 9.02. In that case, the amendment, supplement or waiver shall bind each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note.

                  Section 9.06.     Notation on or Exchange of Notes.

                  If an amendment, supplement or waiver changes the terms of a Note, the Trustee shall (in accordance with the specific direction of the Company) request the Holder of the Note to deliver it to the Trustee. The Trustee shall (in accordance with the specific direction of the Company) place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

                  Section 9.07.     Trustee May Sign Amendments, etc.

                  The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article Nine if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If such amendment, supplement or waiver does affect the rights, duties, liabilities or immunities of the Trustee, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, supplement or waiver, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of any amendment, supple-ment or waiver is authorized or permitted by this Indenture, that it is not inconsistent herewith and that it will be valid and binding upon the Company in accordance with its terms.


                                   ARTICLE TEN

                                    COVENANTS


                  Section 10.01.    Payment of Principal, Premium and Interest.

                  The Company will duly and punctually pay the principal of, premium, if any, and interest on the Notes in accordance with the terms of the Notes and this Indenture. Principal, premium, if any, and interest shall be considered paid on the date due if the Trustee or the Paying Agent, if other than the Company or a Restricted Subsidiary thereof, holds in New York City as of 10:00 a.m., New York time, on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due.

                  Section 10.02.    Maintenance of Office or Agency.

                  The Company will maintain in The City of New York, an office or agency where Notes may be presented or surrendered for payment, where Notes and the Guarantees may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or any Guarantor in respect of the Notes, the Guarantees and this Indenture may be served. The office or agent of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Notes and the Guarantees may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

                  Section 10.03.    Money for Note Payments To Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent, the Company will, on or before each due date of the principal of, premium, if any, or interest on any of the Notes, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  If the Company is not acting as Paying Agent, the Company will, on or before each due date of the principal of, premium, if any, or interest on any Notes, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Holders entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

                  If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Notes in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any Default by the Company (or any other obligor upon the Notes) in the making of any payment of principal of, premium, if any, or interest on the Notes;

                  (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (d) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and liabilities of such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company upon receipt of a Company Request therefor, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  Section 10.04.    Existence.

                  Subject to Article Eight, each of the Company and each Guarantor will do or cause to be done all things necessary to and will cause each of its Restricted Subsidiaries to preserve and keep in full force and effect its corporate existence and the corporate existence of each of the Restricted Subsidiaries, and the rights

(charter and statutory), licenses and franchises of the Company and each of the Restricted Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company, the Guarantors and their respective Restricted Subsidiaries taken as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders; provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary of the Company or any of its assets or Capital Stock in compliance with the terms of this Indenture.

                  Section 10.05.    Payment of Taxes and Other Claims.

                  The Company and each Guarantor shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed (i) upon the Company or any of its Restricted Subsidiaries or (ii) upon the income, profits or property of the Company or any of its Restricted Subsidiaries and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a Lien upon the property of the Company or any of its Restricted Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted.

                  Section 10.06.    Maintenance of Properties.

                  The Company and each Guarantor shall, and shall cause each of their respective Restricted Subsidiaries to, cause all material properties owned by the Company or the Restricted Subsidiaries or used or held for use in the conduct of its business or the business of the Restricted Subsidiaries to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and will cause to be made all repairs, renewals, replacements, betterments and improvements thereof, all as shall be reasonably necessary so that the business carried on in connection therewith may be conducted at all times in the ordinary course; provided, however, that nothing in this Section 10.06 shall prevent the Company, any Guarantor or any of their respective Subsidiaries from discontinuing the operation and maintenance of any of such properties if (x) such discontinuance is, in the judgment of the Company, the Guarantor, or the Restricted Subsidiary, desirable in the conduct of its businesses or (y) if such discontinuance or disposal is not materially adverse to either the Company, the Guarantors and their respective Restricted Subsidiaries taken as a whole or the ability of the Company and the Guarantors taken as a whole to otherwise satisfy its obligations hereunder.

                  Section 10.07.    Insurance.

                  The Company shall provide or cause to be provided, for itself and each of its Restricted Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of the Company are adequate and appropriate for the conduct of the business of the Company and such Restricted Subsidiaries in a prudent manner, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, retentions, self-insurance amounts and co-insurance provisions, and by such methods as shall be either (i) consistent with past practices of the Company or the applicable Restricted Subsidiary or (ii) customary, in the reasonable, good faith opinion of the Company, for corporations similarly situated in the industry, unless the failure to provide such insurance (together with all other such failures) would not have a material adverse effect on the financial condition or results of operations of the Company and its Restricted Subsidiaries, taken as a whole.

                  Section 10.08.    Compliance Certificate.

                  (a) The Company will deliver to the Trustee within 120 days after the end of each of the Company's fiscal years a certificate to the Trustee at least annually from the chief financial officer (or if the Company does not have a chief financial officer, the Company's principal executive, financial or accounting officer) of the Company as to his or her knowledge of the compliance of the Company, the Guarantors and the Restricted Subsidiaries with all conditions and covenants under this Indenture and any related documents and whether any Default or Event of Default has occurred, such compliance to be determined without regard to any period of grace or requirement of notice provided herein.

                  (b) The Company will deliver to the Trustee promptly, and in any event within 10 days after the Company becomes aware of the occurrence of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company or the applicable Guarantor, as the case may be, is taking or proposes to take with respect thereto.

                  Section 10.09.    Reports to Holders.

                  The Company will deliver to the Trustee within 15 days after the filing of the same with the Commission, copies of the quarterly and annual reports and of the information, documents and other reports, if any, which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will file with the Commission, to the extent permitted, and provide (without exhibits) the Trustee and Holders with such annual reports and such information, documents and other reports specified in Sections 13 and 15(d) of the Exchange Act. The Company will also comply with the other provisions of Section 314(a) of the TIA.

                  Section 10.10.    Additional Subsidiary Guarantees.

                  If the Company or any of its Restricted Subsidiaries transfers or causes to be transferred, in one transaction or a series of related transactions, any property with a fair market value in excess of $500,000 to any Restricted Subsidiary that is not a Guarantor, or if the Company or any of its Restricted Subsidiaries shall organize, acquire or otherwise invest in another Restricted Subsidiary having total assets with a book value in excess of $500,000, then such transferee or acquired or other Restricted Subsidiary shall
(i) execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which such Restricted Subsidiary shall unconditionally guarantee (a "Guarantee") on a senior subordinated basis all of the Company's obligations under the Notes and this Indenture on the terms set forth in this Indenture and (ii) deliver to the Trustee an opinion of counsel that such supplemental indenture has been duly authorized, executed and delivered by such Restricted Subsidiary and constitutes a legal, valid, binding and enforceable obligation of such Restricted Subsidiary. Thereafter, such Restricted Subsidiary shall be a Guarantor for all purposes of this Indenture. The Obligations of a Guarantor under its Guarantee will be subordinated to the prior payment in full of Guarantor Senior Indebtedness of such Guarantor to substantially the same extent as the Notes are subordinated to Senior Indebtedness.

                  Each Guarantor may consolidate with or merge into or sell its assets to the Company or another Guarantor that is a Wholly Owned Restricted Subsidiary of the Company without limitation, or with or into or to other Persons upon the terms and conditions set forth in Section 8.03 hereof. In the event all of the Capital Stock of a Guarantor is sold by the Company and/or by one or more of the Company's Restricted Subsidiaries or in the event all or substantially all assets of a Guarantor are sold by the Company and/or by one of the Company's Restricted Subsidiaries and (i) such sale complies with the provisions set forth in Section 10.14 and (ii) such Guarantor is released from all of its obligations under the Revolving Credit Agreement, the Guarantor's Guarantee will be automatically and unconditionally released. In addition, any Guarantor that is designated as an Unrestricted Subsidiary in accordance with the terms of this Indenture will be relieved of its obligations under its Guarantee.

                  Section 10.11. Limitation on Incurrence of Additional Indebtedness.

                  The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, acquire, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of (collectively, "incur") any Indebtedness (other than Permitted Indebtedness) provided, however, that if no Default or Event of Default shall have occurred and be continuing at the time of or as a consequence of the incurrence of any such Indebtedness, the Company and any Restricted Subsidiary that is a Guarantor may incur Indebtedness (including, without limitation, Acquired Indebtedness) if on the date of the incurrence of such Indebtedness, after giving effect to the incurrence thereof, the Consolidated Fixed Charge Coverage Ratio of the Company is greater than 2.0 to 1.0; provided that any guarantee of Indebtedness permitted to be uncured hereunder shall not be a separate incurrence of Indebtedness.

                  Section 10.12.    Limitation on Restricted Payments.

                   (i) The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, (a) declare or pay any dividend or make any distribution (other than dividends or distributions payable in Qualified Capital Stock of the Company) on or in respect of shares of the Company's Capital Stock to holders of such Capital Stock, (b) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock, (c) make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness ("Subordinated Indebtedness") of the Company that is subordinate or junior in right of payment to the Notes or (d) make any Investment (other than Permitted Investments) (each of the foregoing actions set forth in clauses (a), (b) (c) and (d) being referred to as a "Restricted Payment"), if at the time of such Restricted Payment or immediately after giving effect thereto, (i) a Default or an Event of Default shall have occurred and be continuing or (ii) the Company is not able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section
10.11 or (iii) the aggregate amount of Restricted Payments (including such proposed Restricted Payment) made subsequent to the Issue Date (the amount expended for such purposes, if other than in cash, being the fair market value of such property as determined in good faith by the Board of Directors of the Company) shall exceed the sum of: (w) 50% (or 100% for the purpose of making a Restricted Payment described in clause (d) above) of the cumulative Consolidated Net Income (or if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of the Company earned subsequent to the Issue Date and on or prior to the date the Restricted Payment occurs (the "Reference Date") (treating such period as a single accounting period); plus (x) 100% of the aggregate net cash proceeds received by the Company from any Person (other than a Subsidiary of the Company) from the issuance and sale subsequent to the Issue Date and on or prior to the Reference Date of Qualified Capital Stock of the Company or any options, warrants or rights to purchase Qualified Capital Stock of the Company (other than options, warrants or rights initially issued and sold together with Disqualified Capital Stock or debt securities comprising a unit), together with the aggregate cash received by the Company at the time of exercise of such options, warrants or rights; plus (y) 100% of the aggregate net cash proceeds received on or after the Issue Date by the Company from the issuance or sale (other than to a Subsidiary of the Company) of convertible debt or convertible Disqualified Capital Stock that has been converted into or exchanged for Qualified Capital Stock of the Company, together with the aggregate cash received by the Company at the time of such conversion or exchange; plus (z) without duplication of any amounts included in clause (iii)(y) above, (1) 100% of the aggregate net cash proceeds of any equity contribution received by the Company from a holder of the Company's Capital Stock (excluding, in the case of clauses (iii)(x) and (z), any net cash proceeds from a Public Equity Offering to the extent used to redeem the Notes) and (2) to the extent not otherwise included in the Company's Consolidated Net Income, an amount equal to the net reduction in any investment made by the Company and its Restricted Subsidiaries subsequent to the Issue Date in any Person resulting from (a) payments of interest on debt, dividends, repayments of loans or advances, or other transfers or distributions of Property, in each case to the Company or any Restricted Subsidiary from any Person, and in an amount not to exceed the book value of such investment previously made in such Person that were treated as Restricted Payments, or (b) the designation of any Unrestricted Subsidiary as a Restricted Subsidiary, in each case in an amount not to exceed the lesser of (x) the book value of such Investment previously made in such Unrestricted Subsidiary that were treated as Restricted Payments, and (y) the fair market value of such Unrestricted Subsidiary.

                  (ii) Notwithstanding the foregoing, the provisions set forth in the immediately preceding paragraph do not prohibit: (1) the payment of any dividend within 60 days after the date of declaration of such dividend if the dividend would have been permitted on the date of declaration; (2) if no Default or Event of Default shall have occurred and be continuing, the acquisition of any shares of Capital Stock of the Company, either (i) solely in exchange for shares of Qualified Capital Stock of the Company or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of shares of Qualified Capital Stock of the Company;
(3) if no Default or Event of Default shall have occurred and be continuing, the acquisition of any Indebtedness of the Company that is subordinate or junior in right of payment to the Notes either (i) solely in exchange for shares of Qualified Capital Stock of the Company, or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of (A) shares of Qualified Capital Stock of the Company or (B) Refinancing Indebtedness; (4) so long as no Default or Event of Default shall have occurred and be continuing, repurchases by the Company of Common Stock of the Company from employees of the Company or any of its Subsidiaries or their authorized representatives upon the death, disability or termination of employment of such employees, in an aggregate amount not to exceed $250,000 in any calendar year; (5) payments under Affiliated Transactions permitted by paragraph (b)(v) of Section 10.13 that would otherwise constitute Restricted Payments; (6) the purchase of any Subordinated Indebtedness at a purchase price not greater than 101% or 100%, respectively, of the principal amount thereof in the event of a "Change of Control Offer" or a "Net Proceeds Offer," respectively, in accordance with provisions similar to those contained in Sections 10.14 and 10.15, provided that, prior to any such purchase of Subordinated Indebtedness, the Company has made the Change of Control Offer or the Net Proceeds Offer, as the case may be, in accordance with such covenants and has purchased all Notes validly tendered pursuant to such offer and that no Default or Event of Default is in existence prior to or as a result of such purchases; and (7) the payment of the Transaction Fee to Baker Capital Corp. pursuant to the Recapitalization Agreement. In determining the aggregate amount of Restricted Payments made subsequent to the Issue Date in accordance with clause (iii) of the immediately preceding paragraph, amounts expended pursuant to clauses (1) (if not already taken into consideration for determining such amount upon the declaration thereof), (2) and (4) shall be included in such calculation.

                  (iii) Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment complies with this Indenture and setting forth in reasonable detail the basis upon which the required calculations were computed, which calculations may be based upon the Company's latest available internal quarterly financial statements.

                  Section 10.13.    Limitations on Transactions with Affiliates.

                  (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any of its Affiliates (each an "Affiliate Transaction"), other than (x) Affiliate Transactions permitted under Section 10.13(b) and (y) Affiliate Transactions on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction at such time on an arm's-length basis from a Person that is not an Affiliate of the Company or such Restricted Subsidiary (and, in the case of a transaction between the Company and a Restricted Subsidiary that is not a Wholly Owned Restricted Subsidiary, fair to the Company). All Affiliate Transactions (and each series of related Affiliate Transactions which are similar or part of a common plan) involving aggregate payments or other property with a fair market value in excess of $1,000,000 shall be approved by the Board of Directors of the Company or such Restricted Subsidiary, as the case may be, such approval to be evidenced by a Board Resolution stating that such Board of Directors has determined that such transaction complies with the foregoing provisions. If the Company or any Restricted Subsidiary of the Company enters into an Affiliate Transaction (or a series of related Affiliate Transactions related to a common plan) that involves an aggregate fair market value of more than $5,000,000, the Company or such Restricted Subsidiary, as the case may be, shall, prior to the consummation thereof, obtain a favorable opinion as to the fairness of such transaction or series of related transactions to the Company or the relevant Restricted Subsidiary, as the case may be, from a financial point of view, from an Independent Financial Advisor and file the same with the Trustee.

                  (b) The restrictions set forth in clause (a) shall not apply to (i) reasonable fees and compensation paid to and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Restricted Subsidiary of the Company as determined in good faith by the Company's Board of Directors or senior management; (ii) transactions exclusively between or among the Company and any of its Wholly Owned Restricted Subsidiaries or exclusively between or among such Wholly Owned Restricted Subsidiaries, provided such transactions are not otherwise prohibited by this Indenture; (iii) any agreement as in effect as of the Issue Date or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) in any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the Holders in any material respect than the original agreement as in effect on the Issue Date; (iv) Restricted Payments permitted by this Indenture; (v) advances, loans and relocation allowances made to officers and employees of the Company in the ordinary course of business, not to exceed $500,000 outstanding at any one time; and (vi) payments made pursuant to the Financial Advisory Agreement, provided, however, no Default or Event of Default shall have occurred and be continuing at the time any such payment is made.

                  Section 10.14.    Limitation on Asset Sales.

                  The Company will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless (i) the Company or the applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by the Company's Board of Directors), (ii) at least 75% of the consideration received by the Company or the Restricted Subsidiary, as the case may be, from such Asset Sale at the time of such disposition shall be in the form of cash or Cash Equivalents (or the assumption of indebtedness and liabilities of the Company or such Restricted Subsidiary and the release of the Company or such Restricted Subsidiary from all liability thereon) or notes or marketable securities that are converted into cash or Cash Equivalents within 180 days after the date of such Asset Sale; and (iii) upon the consummation of an Asset

Sale, the Company shall apply, or cause such Restricted Subsidiary to apply, the Net Cash Proceeds relating to such Asset Sale within 360 days of receipt thereof either (A) to prepay any Senior Indebtedness and, in the case of any such Indebtedness under any revolving credit facility, effect a permanent reduction in the availability under such revolving credit facility, (B) to make an investment in properties and assets that replace the properties and assets that were the subject of such Asset Sale or in properties and assets that will be used in the business of the Company and its Subsidiaries or in businesses reasonably related thereto ("Replacement Assets"), or (C) a combination of prepayment and investment permitted by the foregoing clauses (iii)(A) and
(iii)(B). Within 30 days after such 360 day period after an Asset Sale or such earlier date, if any, as the Board of Directors of the Company or of such Restricted Subsidiary determines not to apply the Net Cash Proceeds relating to such Asset Sale as set forth in clauses (iii)(A), (iii)(B) and (iii)(C) of the next preceding sentence (each, a "Net Proceeds Offer Trigger Date"), such aggregate amount of Net Cash Proceeds which have not been applied on or before such Net Proceeds Offer Trigger Date as permitted in clauses (iii)(A), (iii)(B) and (iii)(C) of the next preceding sentence (the "Excess Proceeds") shall be applied by the Company or such Restricted Subsidiary to make an offer to purchase (the "Net Proceeds Offer") Notes and Pari Passu Indebtedness, if applicable, on a date (the "Net Proceeds Offer Payment Date") not less than 30 nor more than 45 days following the applicable Net Proceeds Offer Trigger Date, from all Holders and from holders of Pari Passu Indebtedness, if applicable, on a pro rata basis, that amount of Notes and Pari Passu Indebtedness, if applicable, equal to the Excess Proceeds, with regard to the Notes, at a price equal to 100% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest thereon, if any, to the date of purchase; provided, however, that if at any time within one year of the date of the Asset Sale any non-cash consideration received by the Company or any Restricted Subsidiary of the Company, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then such conversion or disposition shall be deemed to constitute an Asset Sale hereunder and the Net Cash Proceeds thereof shall be applied in accordance with this Section 10.14. The Company may defer the Net Proceeds Offer until there are aggregate unutilized Excess Proceeds equal to or in excess of $10,000,000 resulting from one or more Asset Sales (at which time, the entire unutilized Excess Proceeds, and not just the amount in excess of $10,000,000, shall be applied as required pursuant to this Section).

                  In the event of the transfer of substantially all (but not all) of the property and assets of the Company and its Restricted Subsidiaries as an entirety to a Person in a transaction permitted under Section 8.01 and if the Company has not made a Change of Control Offer in connection with any such transfer, the successor corporation shall be deemed to have sold the properties and assets of the Company and its Restricted Subsidiaries not so transferred for purposes of this Section 10.14, and shall comply with the provisions of this covenant with respect to such deemed sale as if it were an Asset Sale. In addition, the fair market value of such properties and assets of the Company or its Restricted Subsidiaries deemed to be sold shall be deemed to be Net Cash Proceeds for purposes of this Section 10.14.

                  Each Net Proceeds Offer will be mailed to the record Holders as shown on the register of Holders within 25 days following the Net Proceeds Offer Trigger Date, with a copy to the Trustee, and shall comply with the procedures set forth below. Upon receiving notice of the Net Proceeds Offer, Holders may elect to tender their Notes in whole or in part in integral multiples of $1,000 in exchange for cash. A Net Proceeds Offer shall remain open for a period of 20 business days or such longer period as may be required by law. Any amounts not utilized to repurchase Notes shall no longer constitute Net Cash Proceeds with respect to such Asset Sale.

                  When the aggregate amount of Excess Proceeds equals or exceeds $10,000,000, the Company shall make an offer to purchase, from all Holders of the Notes and any then outstanding Pari Passu Indebted-ness required to be repurchased or repaid on a permanent basis in connection with an Asset Sale, an aggregate principal amount of Notes and any such Pari Passu Indebtedness equal to such Excess Proceeds as follows:

                   (i) (A) The Company shall make an offer to purchase (a "Net Proceeds Offer") from all Holders of the Notes in accordance with the procedures set forth in this Section the maximum principal amount (expressed as a multiple of $1,000) of Notes that may be purchased out of an amount (the "Payment Amount") equal to the product of such Excess Proceeds multiplied by a fraction, the numerator of which is the outstanding principal amount of the Notes and the denominator of which is the sum of the outstanding principal amount of the Notes and such Pari Passu Indebtedness, if any (subject to proration in the event such amount is less than the aggregate Offered Price (as defined in clause
         (ii) below) of all Notes tendered), and (B) to the extent required by any such Pari Passu Indebtedness and provided there is a permanent reduction in the principal amount of such Pari Passu Indebtedness, the Company shall make an offer to purchase such Pari Passu Indebtedness (a "Pari Passu Offer") in an amount (the "Pari Passu Indebtedness Amount") equal to the excess of the Excess Proceeds over the Payment Amount.

                  (ii) The offer price for the Notes shall be payable in cash in an amount equal to 100% of the principal amount of the Notes tendered pursuant to a Net Proceeds Offer, plus accrued and unpaid interest, if any, to the date such Net Proceeds Offer is consummated (the "Offered Price"), in accordance with the procedures set forth in this Section. To the extent that the aggregate Offered Price of the Notes tendered pursuant to a Net Proceeds Offer is less than the Payment Amount relating thereto or the aggregate amount of the Pari Passu Indebtedness that is purchased or repaid pursuant to the Pari Passu Offer is less than the Pari Passu Indebtedness Amount (such shortfall constituting a "Net Proceeds Deficiency"), the Company may use such Net Proceeds Deficiency, or a portion thereof, for general corporate purposes, subject to the limitations of Section 10.12.

                 (iii) If the aggregate Offered Price of Notes validly tendered and not withdrawn by Holders thereof exceeds the Payment Amount, Notes to be purchased will be selected on a pro rata basis. Upon completion of such Net Proceeds Offer and Pari Passu Offer, the amount of Excess Proceeds shall be reset to zero.

                  Notice of an Asset Sale Offer shall be prepared and mailed by the Company with a copy to the Trustee within 25 days following the Net Proceeds Offer Trigger Date after the Company is obligated to make an Asset Sale Offer (in accordance with the immediately preceding paragraph) to each Holder at such Holder's registered address, stating:

                 (i) that the Company is offering to purchase the maximum principal amount of Notes that may be purchased out of the Unutilized Net Cash Proceeds to the extent to be applied to an offer to purchase Notes (as provided in the immediately preceding paragraph), at an offer price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of the purchase (the "Asset Sale Offer Purchase Date"), which shall be a Business Day, specified in such notice, that is not earlier than 20 days or later than 60 days from the date such notice is mailed;

                 (ii) the amount of accrued and unpaid interest, if any, as of the Asset Sale Offer Purchase Date;

                 (iii) that any Note not validly tendered will continue to accrue interest in accordance with the terms thereof;

                 (iv) that, unless the Company defaults in the payment of the purchase price for the Notes payable pursuant to the Asset Sale Offer, any Notes accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Asset Sale Offer Purchase Date;

                 (v) that Holders electing to have Notes purchased pursuant to an Asset Sale Offer will be required to surrender their Notes to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the third Business Day prior to the Asset Sale Purchase Date with the "Option of Holder to Elect Purchase" on the reverse thereof completed and must complete any form letter of transmittal proposed by the Company (which letter must be completed correctly by such Holder) and which is acceptable to the Trustee and the Paying Agent;

                 (vi) that Holders of Notes will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the third Business Day prior to the Asset Sale Offer Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes the Holder delivered for purchase, the Note certificate number (if any) and a statement that such Holder is withdrawing its election to have such Notes purchased;

                 (vii) that Holders whose Notes are purchased only in part will be issued Notes equal in principal amount to the unpurchased portion of the Notes surrendered;

                 (viii) the instructions that Holders must follow in order to tender their Notes; and

                 (ix) information concerning the business of the Company, the most recent annual and quarterly reports of the Company filed with the Commission pursuant to the Exchange Act (or, if the Company is not then required to file any such reports with the Commission, the comparable reports prepared pursuant to Section 10.09).

                  The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Net Proceeds Offer. To the extent that the provisions of any securities laws or regulations conflict with this Section 10.14, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the provisions of this Section 10.14 by virtue thereof.

                  Section 10.15.    Change of Control.

                  Upon the occurrence of a Change of Control, each Holder will have the right to require that the Company purchase all or a portion of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer"), at a purchase price (the "Change of Control Purchase Price") equal to 101% of the principal amount thereof plus accrued and unpaid interest to the date of purchase.

                  Within 30 days following the date upon which the Change of Control occurred, the Company must send, by first class mail, a notice to each Holder, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. Such notice shall state:

                  (a) that the Change of Control has occurred and that such Holder has the right to require the Company to purchase all or a portion (equal to $1,000 or an integral multiple thereof) of such Holder's Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, which shall be a Business Day, specified in such notice, that is not more than 30 or less than 45 days from the date such notice is mailed, other than as may be required by law (the "Change of Control Purchase Date");

                  (b) the amount of accrued and unpaid interest, if any, as of the Change Control Purchase Date;

                  (c) that any Note not validly tendered for payment will continue to accrue interest in accordance with the terms thereof;

                  (d) that, unless the Company defaults in the payment of the purchase price for the Notes payable pursuant to the Change of Control Offer or unless the payment is prohibited pursuant to Article Fourteen, any Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date;

                  (e) that Holders electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the third Business Day prior to the Change of Control Purchase Date with the "Option of Holder to Elect Purchase" on the reverse thereof completed and must complete any form letter of transmittal proposed by the Company and be completed correctly by such Holder and be acceptable to the Trustee and the Paying Agent;

                  (f) that Holders of Notes will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the third Business Day prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes the Holder delivered for purchase, the Note certificate number (if any) and a statement that such Holder is withdrawing its election to have such Notes purchased;

                  (g) that Holders whose Notes are purchased only in part will be issued Notes equal in principal amount to the unpurchased portion of the Notes surrendered; and

                  (h) the instructions that Holders must follow in order to tender their Notes.

                  On the Change of Control Purchase Date, the Company will (i) accept for payment all Notes or portions thereof validly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent an amount in cash equal to the aggregate purchase price of all Notes or portions thereof accepted for payment, plus any accrued and unpaid interest on such Notes as of the Change of Control Purchase Date, and (iii) deliver or cause to be delivered to the Trustee all Notes tendered pursuant to the Change of Control Offer. The Paying Agent shall as promptly as practicable after the Change of Control Purchase Date mail to each Holder of Notes or portions thereof accepted for payment an amount in cash equal to the purchase price for such Notes, plus any accrued and unpaid interest thereon, and the Trustee shall promptly authenticate and mail to such Holders of Notes accepted for payment in part a new Note equal in principal amount to any unpurchased portion of the Note surrendered. Any Notes not so accepted in whole or in part shall be promptly returned to the Holder thereof.

                  On and after a Change of Control Purchase Date, interest will cease to accrue on the Notes or portions thereof accepted for payment unless the Company defaults in the payment of the purchase price therefor. The Company will publicly announce the results of the Change of Control Offer as soon as practicable after the Change of Control Purchase Date.

                  The Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section applicable to a Change of Control Offer made by the Company and repurchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

                  The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act, and any other applicable securities laws or regulations and any applicable requirements of any securities exchange on which the Notes are listed, in connection with the repurchase of Notes pursuant to a Change of Control Offer, and any violation of the provisions of this Indenture relating to such Change of Control Offer occurring as a result of such compliance shall not be deemed a Default.

                  Section 10.16.    Limitation on Liens.

                  The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or permit or suffer to exist any Liens of any kind against or upon any property or assets of the Company or any of its Restricted Subsidiaries whether owned on the Issue Date or acquired after the Issue Date, or any proceeds therefrom, or assign or otherwise convey any right to receive income or profits therefrom unless (i) in the case of Liens securing Indebtedness that is expressly subordinate or junior in right of payment to the Notes, the Notes are secured by a Lien on such property, assets or proceeds that is senior in priority to such Liens and (ii) in all other cases, the Notes are equally and ratably secured, except for (A) Liens existing as of the Issue Date to the extent and in the manner such Liens are in effect on the Issue Date; (B) Liens securing Senior Indebtedness; (C) Liens securing the Notes or Guarantees; (D) Liens of the Company or a Wholly Owned Restricted Subsidiary of the Company on assets of any Subsidiary of the Company; (E) Liens securing Refinancing Indebtedness which is incurred to Refinance any Indebtedness which has been secured by a Lien permitted under this Indenture and which has been incurred in accordance with the provisions of this Indenture; provided, however, that such Liens (A) are not materially less favorable to the Holders and are not materially more favorable to the lienholders with respect to such Liens than the Liens in respect of the Indebtedness being Refinanced and (B) do not extend to or cover any property or assets and improvements and attachments thereto and proceeds thereof of the Company or any of its Subsidiaries not securing the Indebtedness so Refinanced; and (F) Permitted Liens.

                  Section 10.17. Limitation on Dividends and Other Payment Restrictions Affecting Restricted Subsidiaries.

                  The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary of the Company to (a) pay dividends or make any other distributions on or in respect of its Capital Stock; (b) make loans or advances or to pay any Indebtedness or other obligation owed to the Company or any other Restricted Subsidiary of the Company; or (c) transfer any of its property or assets to the Company or any other Restricted Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of: (1) applicable law; (2) this Indenture; (3) Indebtedness existing on the Issue Date; (4) the Revolving Credit Facility; (5) restrictions imposed by Liens permitted by this Indenture; (6) restrictions imposed by an agreement for the sale of Capital Stock or assets of a Restricted Subsidiary, provided such restrictions apply to the Capital Stock or Assets being sold; (7) customary non-assignment provisions of any contract, any license, any lease governing a leasehold interest or similar agreement of any Restricted Subsidiary of the Company; (8) any instrument governing Acquired Indebtedness, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired; or (9) an agreement governing Indebtedness incurred to Refinance the Indebtedness issued, assumed or incurred pursuant to an agreement referred to in clauses (2), (3), (4) or (8) above; provided, however, that the provisions relating to such encumbrance or restriction contained in any such Indebtedness are no less favorable taken as a whole to the Company in any material respect as determined by the Board of Directors of the Company in their reasonable and good faith judgment than the provisions relating to such encumbrance or restriction contained in agreements referred to in such clauses
(2), (3), (4) or (8).

                  Section 10.18. Restrictions on Preferred Stock of Restricted Subsidiaries.

                  The Company will not permit any of its Restricted Subsidiaries to issue any Preferred Stock (other than to the Company or to a Wholly Owned Restricted Subsidiary of the Company) or permit any Person (other than the Company or a Wholly Owned Restricted Subsidiary of the Company) to own any Preferred Stock of any Restricted Subsidiary of the Company.

                  Section 10.19.    Conduct of Business.

                  The Company and its Restricted Subsidiaries will not engage in any businesses the majority of the revenues of which are not derived from the same or reasonably similar, ancillary or related to, or a reasonable extension, development or expansion of, the businesses in which the Company is engaged on the Issue Date.


                                 ARTICLE ELEVEN

                               REDEMPTION OF NOTES


                  Section 11.01.    Optional and Special Redemption.

                  (a) Optional Redemption. The Notes will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after November 15, 2002, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on November 15 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the Redemption Date:

                  Year                                Percentage
                  ----                                ----------
                  2002.................................104.938%
                  2003.................................103.292%
                  2004.................................101.646%
                  2005 and thereafter..................100.000%

                   (b) Optional Redemption upon Public Equity Offering. At any time, or from time to time, on or prior to November 15, 2000, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings (as defined below) to redeem the Notes at a redemption price equal to 109.875% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that at least 65% of the principal amount of Notes originally issued remains outstanding immediately after any such redemption. In order to effect the foregoing redemption with the proceeds of any Public Equity Offering, the Company shall make such redemption not more than 120 days after the consummation of any such Public Equity Offering.

                  As used in the preceding paragraph, "Public Equity Offering" means an underwritten public offering of Qualified Capital Stock of the Company pursuant to a registration statement filed with the Commission in accordance with the Securities Act.

                  Section 11.02.    Applicability of Article.

                  Redemption of Notes at the election of the Company as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

                  Section 11.03.    Election To Redeem; Notice to Trustee.

                  The election of the Company to redeem any Notes pursuant to
Section 11.01 shall be evidenced by a Board Resolution of the Company and an Officers' Certificate. In case of any redemption at the election of the Company, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Notes to be redeemed.

                  Section 11.04.    Selection of Notes To Be Redeemed.

                  In the event that less than all of the Notes are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which such Notes are listed or, if such Notes are not then listed on a national securities exchange, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate; provided, however, that no Notes of a principal amount of $1,000 or less shall be redeemed in part; provided, further, that if a partial redemption is made with the proceeds of a Public Equity Offering, selection of the Notes or portions thereof for redemption shall be made by the Trustee only on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to DTC procedures), unless such method is otherwise prohibited. Notice of redemption shall be mailed by first-class mail at least 30 but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at its registered address. If any
Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in a principal amount equal to the unredeemed portion thereof will be iss-ued in the name of the Holder thereof upon cancellation of the original Note. On and after the redemption date, interest will cease to accrue on Notes or portions thereof called for redemption as long as the Company has deposited with the Paying Agent funds in satisfaction of the applicable redemption price pursuant to this Indenture.

                  Section 11.05.    Notice of Redemption.

                  Notice of any optional or mandatory redemption shall be mailed by first-class mail, postage prepaid, mailed at least 30 but not more than 60 days before the Redemption Date, to each Holder of Notes to be redeemed at its registered address.

                  All notices of redemption shall state:

                  (a)  the Redemption Date;

                  (b)  the Redemption Price;

                  (c) if fewer than all outstanding Notes are to be redeemed, the identification of the particular Notes to be redeemed;

                  (d) in the case of a Note to be redeemed in part, the principal amount of such Note to be redeemed and that after the Redemption Date upon surrender of such Note, a new Note or Notes in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

                  (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Note or portion thereof, and that (unless the Company shall default in payment of the Redemption Price or such redemption payment is prohibited pursuant to Article Fourteen) interest thereon shall cease to accrue on and after said date;

                  (g) the place or places where such Notes are to be surrendered for payment of the Redemption Price;

                  (h) the CUSIP number, if any, relating to such Notes; and

                  (i) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes are being redeemed.

                  Notice of redemption of Notes to be redeemed shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

                  The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

                  Section 11.06.    Deposit of Redemption Price.

                  On or prior to 10:00 a.m., New York City time, on each Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in same day funds sufficient to pay the Redemption Price of, and accrued interest on, all the Notes or portions thereof which are to be redeemed on that date.

                  Section 11.07.    Notes Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price unless payment of the Notes called for redemption is prohibited pursuant to Article Fourteen; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more predecessor Notes, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 3.06.

                  On and after any Redemption Date, if money sufficient to pay the Redemption Price of and accrued interest on Notes called for redemption shall have been made available in accordance with Section 11.06 unless payment of the Notes called for redemption is prohibited pursuant to Article Fourteen, the Notes called for redemption will cease to accrue interest and the only right of the Holders of such Notes will be to receive payment of the Redemption Price of and subject to the provision in the preceding paragraph, accrued and unpaid interest on such Notes to the Redemption Date. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate then borne by such Note.

                  Section 11.08.    Notes Redeemed or Purchased in Part.

                  Any Note which is to be redeemed or purchased only in part shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to Section 10.02 (with, if the Company, the Note Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to, the Company, the Note Registrar or the Trustee duly executed by the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal of the Note so surrendered that is not redeemed or purchased.

                                 ARTICLE TWELVE

                           SATISFACTION AND DISCHARGE


                  Section 12.01.    Satisfaction and Discharge of Indenture.

                  This Indenture will be discharged and will cease to be of further effect (except as to surviving rights or registration of transfer and the Company's right of optional redemption or exchange of the Notes, as expressly provided for in this Indenture) as to all outstanding Notes when

                   (i) either (a) all the Notes theretofore authenticated and delivered (except lost, stolen or destroyed Notes which have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation or (b) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable or will become due and payable within one year or are to be called for redemption within one year under irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name and at the expense of the Company, and the Company has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire Indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest on the Notes to the date of deposit together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

                  (ii) the Company has paid all other sums then due and payable under this Indenture by the Company; and

                 (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent under this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause
(a)(ii) of this Section 12.01 the obligations of the Trustee under Section 12.02, shall survive.

                  Section 12.02.    Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 12.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, and interest on the Notes for whose payment such money has been deposited with the Trustee. If the Trustee or Paying Agent is unable to apply any money in accordance with Section 12.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and the Guarantors' Obligations under this Indenture, the Notes and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to Section
12.01 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with the first sentence of this Section 12.02; provided, however, that if the Company has made any payment of interest on or principal of any Note because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the assets held by the Trustee or Paying Agent.


                                ARTICLE THIRTEEN

                               GUARANTEE OF NOTES


                  Section 13.01.    Guarantee.

                  Subject to the provisions of this Article Thirteen, each Guarantor, if any, hereby jointly and severally and fully and unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of (i) the validity and enforceability of this Indenture, the Notes or the obligations of the Company or any other Guarantors to the Holders or the Trustee hereunder or thereunder or (ii) the absence of any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or default of a Guarantor, that: (a) the principal of, premium, if any, and interest on the Notes will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Notes and all other obligations of the Company or the Guarantors to the Holders or the Trustee hereunder or thereunder (including fees, expenses or other) and all other Obligations on the Notes will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations with respect to the Notes, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders, for whatever reason, each Guarantor will be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Notes shall constitute an event of default under this Guarantee, and shall entitle the Holders to accelerate the Obligations of the Guarantors hereunder in the same manner and to the same extent as the Obligations of the Company.

                  Each of the Guarantors, if any, hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Guarantee is affixed to any particular Note, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Guarantors hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Guarantee will not be discharged except by complete performance of the Obligations contained in the Notes, this Indenture and this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or such Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofor discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between it, on the one hand, and the Holders of Notes and the Trustee, on the other hand,

(a) subject to this Article Thirteen, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such Obligations as provided in Article Five hereof, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guarantee.

                  This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  No stockholder, officer, director, employer or incorporator, past, present or future, or any Guarantor, as such, shall have any personal liability under this Guarantee by reason of his, her or its status as such stockholder, officer, director, employer or incorporator.

                  The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Guarantee.

                  Notwithstanding any of the foregoing, each Guarantor's liability under this Section 13.01 shall be limited to the maximum amount that would not result in such Guarantor's Guarantee under this Section 13.01 constituting a fraudulent conveyance or fraudulent transfer under applicable law.

                  Section 13.02.    Execution and Delivery of Guarantee.

                  To further evidence the Guarantee set forth in Section 13.01, each Guarantor hereby agrees that a notation of such Guarantee, substantially in the form included in Exhibit E hereto, shall be endorsed on each Note authenticated and delivered by the Trustee after such Guarantee is executed and executed by either manual or facsimile signature of an Officer of each Guarantor. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

                  Each of the Guarantors hereby agrees that its Guarantee set forth in Section 13.01 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

                  If an Officer of a Guarantor whose signature is on this Indenture or a Note no longer holds that office at the time the Trustee authenticates such Note or at any time thereafter, such Guarantor's Guarantee of such Note shall be valid nevertheless.

                  The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

                  Section 13.03.    Additional Guarantors.

                  Any person who was not a Guarantor at the time this Indenture was executed may become a Guarantor by executing and delivering to the Trustee
(a) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such person to the provisions of this Indenture as a Guarantor, and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such person and constitutes the legal, valid, binding and enforceable obligation of such person (subject to such customary exceptions as may be acceptable to the Trustee in its discretion).

                  Section 13.04. Guarantee Obligations Subordinated to Guarantor Senior Indebtedness.

                  Each Guarantor covenants and agrees, and each Holder of a Note, by its acceptance thereof, likewise covenants and agrees, that all payments pursuant to the Guarantee made by or on behalf of such Guarantor are hereby expressly made subordinate and subject in right of payment as provided in this Article Thirteen to the prior payment in full in cash of all amounts payable under all existing and future Guarantor Senior Indebtedness of such Guarantor including such Guarantor's guarantees of the Company's Obligations under the Revolving Credit Facility.

                  This Section 13.04 and the following Sections 13.05 through
13.17 of this Article Thirteen shall constitute a continuing offer to all persons who, in reliance upon such provisions, become Holders of, or continue to hold Guarantor Senior Indebtedness of any Guarantor and, to the extent set forth in Section 13.06(b), Holders of Designated Senior Indebtedness; and such provisions are made for the benefit of the Holders of Guarantor Senior Indebtedness of each Guarantor and, to the extent set forth in Section 13.06(b), Holders of Designated Senior Indebtedness; and such Holders (to such extent) are made obligees hereunder and they or each of them may enforce such provisions.

                  Section 13.05. Payment Over of Proceeds upon Dissolution, etc., of a Guarantor.

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Guarantor or to its creditors, as such, or to its assets or (b) any liquidation, dissolution or other winding-up of any Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of any Guarantor, then and in any such event:

                  (1) the holders of all Guarantor Senior Indebtedness of such Guarantor shall be entitled to receive payment in full in cash or Cash Equivalents or such payment shall be duly provided for, before the Holders of the Notes are entitled to receive, pursuant to this Guarantee, any payment or distribution of any kind or character (other than in the form of Permitted Junior Securities) by or on behalf of such Guarantor on account of the Guarantor's Obligations under the Notes; and

                  (2) any payment or distribution of assets of such Guarantor of any kind or character (other than in the form of Permitted Junior Securities), whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the subordination provisions of this Article Thirteen shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Holders of Guarantor Senior Indebtedness of such Guarantor or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidenc-ing any of such Guarantor Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Guarantor Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or Cash Equivalents of all such Guarantor Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the Holders of such Guarantor Senior Indebtedness; and

                  (3) in the event that, notwithstanding the foregoing provisions of this Section 13.05, the Trustee or the Holder of any Note shall have received any payment or distribution of assets of such Guarantor of any kind or character other than in the form of Junior Securities, whether in cash, property or securities, by set off or otherwise in respect of any Obligations of such Guarantor under this Guarantee before all Guarantor Senior Indebtedness of such Guarantor is paid in full in cash or Cash Equivalents or payment duly thereof provided for, then and in such event such payment or distribution shall be paid over or delivered forthwith to the Representative for application to the payment of all such Guarantor Senior Indebtedness remaining unpaid, to the extent necessary to pay all of such Guarantor Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the Holders of such Guarantor Senior Indebtedness. Any such payment or distribution of assets received by the Trustee, which is required to be paid over to the Representative, will be held in trust by the Trustee for the benefit of the Holders of the Guarantor Senior Indebtedness.

                  The consolidation of the Guarantor with, or the merger of the Guarantor with or into, another person or the liquidation or dissolution of the Guarantor following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another person upon the terms and conditions set forth in Article Eight hereof shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of such Guarantor for the purposes of this Article if the person formed by such consolidation or the surviving entity of such merger or the person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in such Article Eight.

                  Section 13.06. Suspension of Guarantee Obligations When Guarantor Senior Indebtedness in Default.

                  (a) Unless Section 13.05 shall be applicable, after the occurrence of a Payment Default with respect to any Guarantor Senior Indebtedness no payment or distribution of any assets of such Guarantor of any kind or character shall be made by or on behalf of such Guarantor on account of the Guarantor's Obligations pursuant to the Notes or on account of the purchase, redemption, defeasance or other acquisition of the Obligations pursuant to the Notes or on account of any other Obligations of such Guarantor under this Guarantee unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or the Guarantor Senior Indebtedness as to which such Payment Default relates shall have been discharged or paid in full in cash or Cash Equivalents, after which, subject to Section 13.05 (if applicable), such Guarantor shall resume making any and all required payments in respect of its Obligations under this Guarantee.

                  (b) Unless Section 13.05 shall be applicable, during any Payment Blockage Period with respect to any Guarantor Senior Indebtedness, no payment or distribution of any assets of a Guarantor of any kind or character shall be made by or on behalf of a Guarantor on account of the Guarantor's Obligations on the Notes or on account of the purchase, redemption, defeasance or other acquisition of the Guarantor's Obligations on the Notes or on account of any of the other Obligations of such Guarantor under this Guarantee; provided that the foregoing prohibition shall not apply unless such Payment Blockage Period has been instituted under

Section 14.03(b) by a Representative acting for Holders of Designated Senior Indebtedness which also constitutes Guarantor Senior Indebtedness. Upon the termination of any Payment Blockage Period, subject to Section 13.05 (if applicable), such Guarantor shall resume making any and all required payments in respect of its Obligations under this Guarantee.

                  (c) In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Note shall have received any payment from a Guarantor prohibited by the foregoing provisions of this Section 13.06, then and in such event such payment shall be paid over and delivered forthwith to the Representative initiating the Payment Blockage Period, in trust for distribution to the Holders of Guarantor Senior Indebtedness or, if no amounts are then due in respect of Guarantor Senior Indebtedness, prompt return to the Guarantor, or as a court of competent jurisdiction shall direct.

                  Section 13.07.    Release of a Guarantor.

                  (a) So long as no Event of Default shall have occurred and be continuing upon the sale or disposition (whether by merger, stock purchase, asset sale or otherwise) of a Guarantor (or all or substantially all of the assets of any such Guarantor or all of the Capital Stock of any such Guarantor) to an entity which is not a Subsidiary of the Company, which transaction is otherwise in compliance with this Indenture, such Guarantor shall be deemed released from all its Obligations under its Guarantee of the Notes; provided, however, that any such termination shall occur only to the extent that all Obligations of such Guarantor under all its Guarantees of, and under all of its pledges of assets or other security interests which secure, any Indebtedness of the Company shall also terminate upon such release, sale or transfer. Upon the release of any Guarantor from its Guarantee pursuant to the provisions of this Indenture, each other Guarantor not so released shall remain liable for the full amount of principal of, and interest on, the Notes as and to the extent provided in this Indenture.

                  (b) The Trustee shall deliver an appropriate instrument evidencing the release of a Guarantor upon receipt of a request of the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 13.07. Any Guarantor not so released or the entity surviving such Guarantor, as applicable, will remain or be liable under its Guarantee as provided in this Article Thirteen.

                  The Trustee shall execute any documents reasonably requested by the Company or a Guarantor in order to evidence the release of such Guarantor from its obligations under its Guarantee endorsed on the Notes and under this Article Thirteen.

                  Except as set forth in Articles Eight and Ten and this Section 13.07, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

                  Section 13.08.    Waiver of Subrogation.

                  Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Notes against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the

Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Notes shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Notes, and shall, subject to the subordination provisions of this Article Thirteen and to Article Fourteen, forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Notes, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 13.08 is knowingly made in contemplation of such benefits.

                  Section 13.09. Guarantee Subordination Provisions Solely To Define Relative Rights.

                  The subordination provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes on the one hand and the holders of Guarantor Senior Indebtedness of each Guarantor and, to the extent set forth in Section 13.06, holders of Designated Senior Indebtedness on the other hand. Nothing contained in this Article Thirteen (other than a release pursuant to Section 13.07) or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among each Guarantor, its creditors other than Holders of its Guarantor Senior Indebtedness and the Holders of the Notes, the obligation of such Guarantor, which is absolute and unconditional, to make payments to the Holders in respect of its obligations under this Guarantee as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against such Guarantor of the Holders of the Notes and creditors of such Guarantor other than the Holders of the Guarantor Senior Indebtedness of such Guarantor; or (c) prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon Default or an Event of Default under this Indenture, subject to the rights, if any, under the subordination provisions of this Article Thirteen of the Holders of Guarantor Senior Indebtedness of the Guarantors hereunder and, to the extent set forth in
Section 13.06, Holders of Designated Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Guarantor referred to in Section 13.05, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 13.06, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 13.06(c).

                  The failure by any Guarantor to make a payment in respect of its obligations under this Guarantee by reason of any provision of this Article Thirteen shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

                  Section 13.10. Trustee To Effectuate Subordination of Guarantee Obligations.

                  Each Holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Thirteen and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of any Guarantor whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of such Guarantor owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file such a claim prior to 30 days before the expiration of the time to file such a claim, the Holders of Guarantor Senior Indebtedness, or any representative, may file such a claim on behalf of Holders of the Notes.

                  Section 13.11.    No Waiver of Guarantee Subordination
Provisions.

                  (a) No right of any present or future holder of any Guarantor Senior Indebtedness of any Guarantor or Designated Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company or any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such Holder may have or be otherwise charged with.

                  (b) Without limiting the generality of subsection (a) of this
Section 13.11, the holders of Guarantor Senior Indebtedness of any Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article Thirteen or the obligations hereunder of the Holders of the Notes to the holders of such Guarantor Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Guarantor Senior Indebtedness or any Senior Indebtedness as to which such Guarantor Senior Indebtedness relates or any instrument evidencing the same or any agreement under which such Guarantor Senior Indebtedness or such Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Guarantor Senior Indebtedness or any Senior Indebtedness as to which such Guarantor Senior Indebtedness relates;
(3) release any person liable in any manner for the collection or payment of such Guarantor Senior Indebtedness or any Senior Indebtedness as to which such Guarantor Senior Indebtedness relates; and (4) exercise or refrain from exercising any rights against such Guarantor and any other person; provided that in no event shall any such actions limit the right of the Holders of the Notes to take any action to accelerate the maturity of the Notes pursuant to Article Five hereof or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Indenture.

                  Section 13.12.    Guarantors To Give Notice to Trustee.

                  (a) The Company and each Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the subordination provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice thereof at its Corporate Trust Office from the Company, such Guarantor or a holder of its Guarantor Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of this Section 13.12, shall be entitled in all respects to assume that no such facts exist; provided that if the Trustee shall not have received the notice provided for in this
Section 13.12 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose under this Indenture (including, without limitation, the payment of the principal of or interest on any Note), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of such Guarantor Senior Indebtedness or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate from such Guarantor to such effect.

                  (b) Subject to the provisions of Section 6.01, the Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee, by a person representing himself to be a holder of Guarantor Senior Indebtedness of any Guarantor (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a Holder of Guarantor Senior Indebtedness of any Guarantor to participate in any payment or distribution pursuant to this Article Thirteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness of each Guarantor held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Thirteen, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

                  Section 13.13. Reliance on Judicial Order or Certificate of Liquidating Agent Regarding Dissolution, etc., of Guarantors.

                  Upon any payment or distribution of assets of any Guarantor referred to in this Article Thirteen, the Trustee, subject to the provisions of
Section 6.01, and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness of such Guarantor and other Indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen; provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article Thirteen.

                  Section 13.14. Rights of Trustee as a Holder of Guarantor Senior Indebtedness; Preservation of Trustee's Rights.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Thirteen with respect to any Guarantor Senior Indebtedness of any Guarantor which may at any time be held by the Trustee, to the same extent as any other holder of such Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Thirteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

                  Section 13.15.    Article Thirteen Applicable to Paying
Agents.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Thirteen shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Thirteen in addition to or in place of the Trustee; provided that Section 13.14 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                  Section 13.16. No Suspension of Remedies Subject to Rights of Holders of Guarantor Senior Indebtedness.

                  Nothing contained in this Article Thirteen shall limit the right of the Trustee or the Holders of Notes to take any action to accelerate the maturity of the Notes pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article Thirteen of the Holders, from time to time, of Guarantor Senior Indebtedness of the Guarantors.

                  Section 13.17. Trustee's Relation to Guarantor Senior Indebtedness.

                  With respect to the holders of Guarantor Senior Indebtedness of any Guarantor, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Thirteen (and in Article Fourteen with respect to Senior Indebtedness), and no implied covenants or obligations with respect to the holders of Guarantor Senior Indebtedness of any Guarantor shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the Holders of Guarantor Senior Indebtedness of any Guarantor and the Trustee shall not be liable to any holder of Guarantor Senior Indebtedness of any Guarantor if it shall mistakenly pay over or deliver to Holders, the Company or any other person moneys or assets to which any holder of Guarantor Senior Indebtedness of any Guarantor shall be entitled by virtue of this Article Thirteen or otherwise.

                  Section 13.18.    Subrogation.

                  Upon the payment in full in cash of all amounts payable under or in respect of Guarantor Senior Indebtedness of the Guarantors and of all Senior Indebtedness of the Company, the Holders shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness of the Guarantors to receive payments or distributions of assets of any Guarantor made on such Guarantor Senior Indebtedness of the Guarantors until all amounts due under the Guarantee shall be paid in full; and for the purposes of such subrogation, no payments or distributions to holders of such Guarantor Senior Indebtedness of the Guarantors of any cash, property or securities to which Holders of the Notes would be entitled except for the provisions of this Article Thirteen, and no payment pursuant to the provisions of this Article Thirteen to holders of such Guarantor Senior Indebtedness of the Guarantors by the Holders, shall, as between each Guarantor, its creditors other than holders of such Guarantor Senior Indebtedness of the Guarantors and the Holders, be deemed to be a payment by such Guarantor to or on account of such Guarantor Senior Indebtedness of the Guarantors, it being understood that the provisions of this Article Thirteen are solely for the purpose of defining the relative rights of the holders of such Guarantor Senior Indebtedness of the Guarantors, on the one hand, and the Holders, on the other hand.

                  If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Thirteen shall have been applied, pursuant to the provisions of this Article Thirteen, to the payment of all amounts payable under the Guarantor Senior Indebtedness of the Guarantors, then and in such case, the Holders shall be entitled to receive from the holders of such Guarantor Senior Indebtedness of the Guarantors at the time outstanding any payments or distributions received by such holders of Guarantor Senior Indebtedness of the Guarantors in excess of the amount sufficient to pay all amounts payable under or in respect of such Guarantor Senior Indebtedness of the Guarantors in full.

                                ARTICLE FOURTEEN

                             SUBORDINATION OF NOTES


                  Section 14.01.    Notes Subordinate to Senior Indebtedness.

                  The payment of all Obligations on the Notes is subordinated in right of payment to the prior payment in full in cash or Cash Equivalents of all Obligations on Senior Indebtedness. Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any liquidation, dissolution, winding up, reorganization, assignment for the benefit of creditors or marshaling of assets of the Company or in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to the Company or its property, whether voluntary or involuntary, all Obligations due or to become due upon all Senior Indebtedness shall first be paid in full in cash or Cash Equivalents, or such payment duly provided for before any payment or distribution of any kind or character (other than any payment in the form of Permitted Junior Securities) is made on account of any Obligations on the Notes, or for the acquisition of any of the Notes for cash or property or otherwise. If any default occurs and is continuing in the payment when due, whether at maturity, upon any redemption, by declaration or otherwise, of any principal of, interest on, unpaid drawings for letters of credit issued in respect of, or regularly accruing fees with respect to, any Senior Indebtedness, no payment of any kind or character shall be made by or on behalf of the Company or any other Person on its or their behalf with respect to any Obligations on the Notes or to acquire any of the Notes for cash or property or otherwise until such Payment Default shall have been cured or waived or shall cease to exist or the Senior Indebtedness as to which such Payment Default relates shall have been paid in cash or Cash Equivalents, after which (subject to Section 14.02, if applicable), the Company shall resume making any and all payments or distributions in respect of the Notes.

                  This Article Fourteen shall constitute a continuing offer to all persons who, in reliance upon such provisions, become Holders of, or continue to hold Senior Indebtedness; and such provisions are made for the benefit of the Holders of Senior Indebtedness; and such holders are made obligees hereunder and they or each of them individually or through their representative may enforce such provisions.

                  Section 14.02. Payment Over of Proceeds upon Dissolution, etc.

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company, or (b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, then and in any such event:

                  (1) the holders of all Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents of all Obligations due in respect of such Senior Indebtedness before the Holders are entitled to receive any payment or distribution of any kind or character (other than any payment in the form of Permitted Junior Securities) on account of the Notes; and

                  (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or represen-tatives (each a "Representative") or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or Cash Equivalents of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the Holders of such Senior Indebtedness; and

                  (3) in the event that, notwithstanding the foregoing provisions of this Section 14.02, the Trustee or the Holder of any Note shall have received any payment or distribution of properties or assets of the Company of any kind or character, whether in cash, property or securities, by set off or otherwise in respect of the Notes before all Senior Indebtedness is paid or provided for in full in cash or Cash Equivalents, or payment thereof has been duly provided for, then and in such event such payment or distribution shall be paid over or delivered forthwith to the Representative or trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash or Cash Equivalents, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  The consolidation of the Company with, or the merger of the Company with or into, another person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another person upon the terms and conditions set forth in Article Eight hereof shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this
Article if the person formed by such consolidation or the surviving entity of such merger or the person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in such Article Eight.

                  Section 14.03. Suspension of Payment When Designated Senior Indebtedness Is in Default.

                  If any event of default other than a Payment Default occurs and is continuing with respect to any Designated Senior Indebtedness, as such event of default is defined in the instrument creating or evidencing such Designated Senior Indebtedness, permitting the holders of such Designated Senior Indebtedness then outstanding to accelerate the maturity thereof and if the Representative for the respective issue of Designated Senior Indebtedness gives written notice of the event of default to the Trustee (a "Default Notice"), then, unless and until all events of default have been cured or waived or have ceased to exist or the Trustee receives notice from the Representative for the respective issue of Designated Senior Indebtedness terminating the Blockage Period (as defined below), during the 180 days after the delivery of such Default Notice (the "Blockage Period"), neither the Company nor any other Person on its behalf shall (x) make any payment of any kind or character with respect to any Obligations on the Notes (other than any payment in the form of Permitted Junior Securities) or (y) acquire any of the Notes for cash or property or otherwise. Notwithstanding anything herein to the contrary, in no event will a Blockage Period extend beyond 180 days from the date the payment on the Notes was due and only one such Blockage Period may be commenced within any 360 consecutive days. No event of default which existed or was continuing on the date of the commencement of any Blockage Period with respect to the Designated Senior Indebtedness shall be, or be made, the basis for commencement of a second Blockage Period by the Representative of such Designated Senior Indebtedness whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days (it being acknowledged that any subsequent action, or any breach of any financial covenants for a period commencing after the date of commencement of such Blockage Period that, in either case, would give rise to an event of default pursuant to any provisions under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose).

                  Section 14.04.    Trustee's Relation to Senior Indebtedness.

                  With respect to the Holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fourteen (and in Article Thirteen with respect to any Guarantor Senior Indebtedness of the respective Guarantors), and no implied covenants or obligations with respect to the Holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the Holders of Senior Indebtedness and the Trustee shall not be liable to any Holder of Senior Indebtedness if it shall mistakenly pay over or deliver to Holders, the Company, the Guarantors or any other person moneys or assets to which any Holder of Senior Indebtedness shall be entitled by virtue of this Article Fourteen or otherwise.

                  Section 14.05. Subrogation to Rights of Holders of Senior Indebtedness.

                  Upon the payment in full in cash of all Senior Indebtedness, the Holders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and interest on the Notes shall be paid in full in cash or cash equivalents. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders or the Trustee shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

                  If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Fourteen shall have been applied, pursuant to the provisions of this Article Fourteen, to the payment of all amounts payable under the Senior Indebtedness of the Company, then and in such case the Holders shall be entitled to receive from the holders of such Senior Indebtedness at the time outstanding any payments or distributions received by such holders of such Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Indebtedness in full in cash or cash equivalents.

                  Section 14.06.    Provisions Solely To Define Relative Rights.

                  The provisions of this Article Fourteen are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness, and to the extent set forth in
Section 14.03, holders of Designated Senior Indebtedness, on the other hand. Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of, premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Note from exercising all reme-dies otherwise permitted by applicable law upon a Default or an Event of Default under this Indenture, subject to the rights, if any, under this Article Fourteen of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in
Section 14.02, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 14.03, to prevent any payment prohibited by such Section or enforce their rights pursuant to
Section 14.03(c).

                  The failure to make a payment on the Notes by reason of any provision of this Article Fourteen shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

                  Section 14.07.    Trustee To Effectuate Subordination.

                  Each Holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fourteen and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the Indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file such a claim prior to 30 days before the expiration of the time to file such a claim, the holders of Senior Indebtedness, or any Representative, may file such a claim on behalf of Holders of the Notes.

                  Section 14.08.    No Waiver of Subordination Provisions.

                  (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such Holder may have or be otherwise charged with.

                  (b) Without limiting the generality of subsection (a) of this
Section 14.08, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article Fourteen or the obligations hereunder of the Holders to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other person; provided, however, that in no event shall any such actions limit the right of the Holders to take any action to accelerate the maturity of the Notes pursuant to Article Five hereof or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Indenture.

                  Section 14.09.    Notice to Trustee.

                  (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article Fourteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of this Section 14.09, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this
Section 14.09 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose under this Indenture (including, without limitation, the payment of the principal of or interest on any Note), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Indebtedness or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

                  (b) Subject to the provisions of Section 6.01, the Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee by a person representing himself to be a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fourteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Fourteen, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

                  Section 14.10. Reliance on Judicial Order or Certificate of Liquidating Agent.

                  Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee, subject to the provisions of
Section 6.01, and the Holders, shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article; provided, however, that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article Fourteen.

                  Section 14.11. Rights of Trustee as a Holder of Senior Indebtedness; Preservation of Trustee's Rights.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fourteen with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Fourteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

                  Section 14.12.    Article Applicable to Paying Agents.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Fourteen in addition to or in place of the Trustee; provided that Section 14.11 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                  Section 14.13.    No Suspension of Remedies.

                  Nothing contained in this Article Fourteen shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Notes pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article Fourteen of the Holders, from time to time, of Senior Indebtedness.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                        FWT, INC.


                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                        NORWEST BANK MINNESOTA, NATIONAL
                                             ASSOCIATION,
                                             as Trustee


                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                                                     EXHIBIT A

                                    FWT, INC.

                                ---------------

                    9 7/8% SENIOR SUBORDINATED NOTE DUE 2007


CUSIP No.
No. _________________                                                    $

                  FWT, INC., a Texas corporation (the "Company," which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to or registered assigns, the principal sum of United States Dollars on November 15, 2007, at the office or agency of the Company referred to below, and to pay interest thereon on May 15 and November 15, in each year, commencing on May 15, 1998 (each an "Interest Payment Date"), accruing from the Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 9 7/8% per annum, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid in arrears to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the May 1 or November 1 (each a "Regular Record Date"), whether or not a Business Day, as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Notes, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

                  Payment of the principal of, premium, if any, and interest on this Note will be made at the Corporate Trust Office or agency of the Trustee maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check (which may be a check of the Company) or wire transfer to the Person entitled thereto as reflected on the Note Register.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION.


   This is one of the Notes referred to in the within-mentioned Indenture.

Dated:                                 NORWEST BANK MINNESOTA, NATIONAL ASSO-
                                         CIATION,
                                         as Trustee


                                       By:
                                           ----------------------------------
                                           Authorized Signatory

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                  FWT, INC.


                                  By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                  By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                (REVERSE OF NOTE)

                    9 7/8% Senior Subordinated Note due 2007


                  1. Indenture. This Note is one of a duly authorized issue of Notes of the Company designated as its 9 7/8% Senior Subordinated Notes due 2007 (the "Notes"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $125,000,000, which may be issued under an indenture (the "Indenture") dated as of November 15, 1997, by and among the Company, as Issuer and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

                  All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  2. Guarantees. This Note is entitled to certain senior subordinated Guarantees, if any, made for the benefit of the Holders. Reference is hereby made to Article Thirteen of the Indenture for terms relating to the Guarantees.

                  3. Subordination. The Indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash of all existing and future Senior Indebtedness (including the Indebtedness under the Revolving Credit Facility). Each Holder, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided, however, that the Indebtedness evidenced by this Note shall cease to be so subordinate and subject in right of payment upon any defeasance of this Note referred to in Paragraph 7 below.

                  4.  Optional and Special Redemption.

                  (a) Optional Redemption. The Notes will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after November 15, 2002, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on November 15 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption:

                  Year                                 Percentage
                  ----                                 ----------
                  2002.................................  104.938%
                  2003.................................  103.292%
                  2004.................................  101.646%
                  2005 and thereafter..................  100.000%

                  (b) Optional Redemption upon Public Equity Offering. At any time, or from time to time, on or prior to November 15, 2000, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings (as defined below) to redeem the Notes at a redemption price equal to 109.875% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption; provided that at least 65% of the principal amount of Notes originally issued remains outstanding immediately after any such redemption. In order to effect the foregoing redemption with the proceeds of any Public Equity Offering, the Company shall make such redemption not more than 120 days after the consummation of any such Public Equity Offering.

                  As used in the preceding paragraph, "Public Equity Offering" means an underwritten public offering of Qualified Capital Stock of the Company pursuant to a registration statement filed with the Commission in accordance with the Securities Act.

                  (c) Sinking Fund. The Company will not be required to make any mandatory sinking fund payments in respect of the Notes.

                  (d) Interest Payments. In the case of any redemption of the Notes, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Notes, or one or more predecessor Notes, of record at the close of business on the relevant Record Date referred to on the face hereof. Notes (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

                  (e) Partial Redemption. In the event of redemption of the Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  5. Offers to Purchase. Sections 10.14 and 10.15 of the Indenture provide that following certain Asset Sales (with respect to Section 10.14) and upon the occurrence of a Change of Control (with respect to Section 10.15) and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

                  6. Defaults and Remedies. If an Event of Default shall occur and be continuing, the principal of all of the outstanding Notes, plus all accrued and unpaid interest, if any, to the date the Notes become due and payable, may be declared due and payable in the manner and with the effect provided in the Indenture.

                  7. Defeasance. The Indenture contains provisions (which provisions apply to this Note) for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by the Company with certain conditions set forth therein.

                  8. Amendments and Waivers. The Company and the Trustee (if a party thereto) may, without the consent of the Holders of any Outstanding Notes, amend, waive or supplement the Indenture or the

Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and making any change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes, subject to certain exceptions requiring the consent of the Holders of the particular Notes to be affected. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  9. Denominations, Transfer and Exchange. The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of the authorized denomination, as requested by the Holder surrendering the same.

                  The transfer of this Note is registrable on the Note Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for such purpose in the Borough of Manhattan in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  10. Persons Deemed Owners. Prior to and at the time of due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                  11. Registration Rights. Pursuant to the Registration Rights Agreement among the Company, the Guarantors, if any, and the Initial Purchasers for themselves and on behalf of the Holders of the Initial Notes, the Company will be obligated to consummate an Exchange Offer (as defined in the Registration Rights Agreement) pursuant to which the Holder of this Note shall have the right to exchange this Note for the Company's 9 7/8% Senior Subordinated Notes due 2007, which will have been registered under the Securities Act, in like principal amount and having terms identical in all material respects as the Initial Notes. The Holders of the Initial Notes shall be entitled to receive certain additional interest payments in the event such Exchange Offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

                  12. No Recourse Against Others. No director, officer, employee, stockholder or incorporator, whether past, present or future of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, the Guarantees or this Indenture. Each Holder by accepting a Note waives and releases all such liability, and such waiver and release is part of the consideration for the issuance of the Notes.

                  13. GOVERNING LAW. THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND THE HOLDERS AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH

OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR THIS NOTE.

                                 ASSIGNMENT FORM


If you, the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to

-------------------------------------------------------------------------------
(Insert assignee's social security or tax ID number)
                                                     --------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code) and irrevocably appoint

-------------------------------------------------------------------------------
agent to transfer this Note on the books of the Company. The agent may substitute another to act for such agent.

Date:                           Your signature:
      -----------------------                    ------------------------------
                                                 (Sign exactly as your name
                                                 appears on the other side of
                                                 this Note)

                                                 By:
                                                     --------------------------
                                                     NOTICE:  To be executed by
                                                     an executive officer


NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program.

                  In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the second anniversary of the Issue Date (or other issue date, if applicable), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with and that such transfer is:

                                   [Check One]

(1)               to the Company or a subsidiary thereof; or
         ---

(2)               pursuant to and in compliance with Rule 144A under the
         ----     Securities Act of 1933, as amended; or

(3)               to an institutional "accredited investor" (as defined in Rule
         ----     501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4)               outside the United States to a "foreign person" in compliance
         ----     with Rule 904 of Regulation S under the Securities Act of
                  1933, as amended; or

(5)               pursuant to another available exemption from the registration
         ----     requirements of the Securities Act of 1933, as amended.


Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof, provided, that if box (3), (4) or (5) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, in its sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3) or (4)), and other information as the Trustee, Note Registrar or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

                  If none of the foregoing boxes are checked, the Trustee or Note Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.05 of the Indenture shall have been satisfied.

Date:                           Your signature:
      -----------------------                    ------------------------------
                                                (Sign exactly as your name
                                                 appears on the other side of
                                                 this Security)

                                                 Signature Guarantee:
                                                                      ---------

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

           The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
        ---------------------  ------------------------------------------------
                               NOTICE:  To be executed by an executive officer

                       OPTION OF HOLDER TO ELECT PURCHASE


                  If you wish to have this Note purchased by the Company pursuant to Section 10.14 or 10.15 of the Indenture, check the Box: [ ]

                  If you wish to have a portion of this Note purchased by the Company pursuant to Section 10.14 or 10.15 of the Indenture, state the amount:

                                   $
                                    -------------

Date:                           Your signature:
      -----------------------                    ------------------------------
                                                 (Sign exactly as your name
                                                 appears on the other side of
                                                 this Note)

                                                 By:
                                                     --------------------------
                                                     NOTICE:  To be executed by
                                                     an executive officer




NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program.

                                                                      EXHIBIT B

                                    FWT, INC.
                                 --------------

                    9 7/8% SENIOR SUBORDINATED NOTE DUE 2007


CUSIP No.
No. __________________                                                   $

                  FWT, INC. a Texas corporation (the "Company," which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to , or registered assigns, the principal sum of United States Dollars on November 15, 2007, at the office or agency of the Company referred to below, and to pay interest thereon on May 15 and November 15 in each year, commencing on May 15, 1998 (each an "Interest Payment Date"), accruing from the Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 9 7/8% per annum, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid in arrears to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the May 1 or November 1 (each a "Regular Record Date"), whether or not a Business Day, as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Notes, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

                  Payment of the principal of, premium, if any, and interest on this Note will be made at the Corporate Trust Office or agency of the Trustee maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts: provided, however, that payment of interest may be made at the option of the Company by check (which may be a check of the Company) or wire transfer to the address of the Person entitled thereto as reflected on the Note Register.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Notes referred to in the within-mentioned Indenture.

Dated:                                NORWEST BANK MINNESOTA, NATIONAL ASSO-
                                        CIATION,
                                        as Trustee




                                      By:
                                          ---------------------------------
                                             Authorized Signatory

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                      FWT, INC.


                                      By:
                                           --------------------------------
                                           Name:
                                           Title:


                                      By:
                                           --------------------------------
                                           Name:
                                           Title:

                                (REVERSE OF NOTE)

                    9 7/8% Senior Subordinated Note due 2007

                  1. Indenture. This Note is one of a duly authorized issue of Notes of the Company designated as its 9 7/8% Senior Subordinated Notes due 2007 (the "Notes"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $125,000,000, which may be issued under an indenture (the "Indenture") dated as of November 15, 1997, by and among the Company, as Issuer and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

                  All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  2. Guarantees. This Note is entitled to certain senior subordinated Guarantees, if any, made for the benefit of the Holders. Reference is hereby made to Article Thirteen of the Indenture for terms relating to the Guarantees.

                  3. Subordination. The Indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash of all existing and future Senior Indebtedness (including the Indebtedness under the Revolving Credit Facility). Each Holder, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided, however, that the Indebtedness evidenced by this Note shall cease to be so subordinate and subject in right of payment upon any defeasance of this Note referred to in Paragraph 7 below.

                  4.       Redemption.

                  (a) Optional Redemption. The Notes will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after November 15, 2002, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on November 15 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption:

                  Year                                  Percentage
                  ----                                  ----------
                  2002.................................   104.938%
                  2003.................................   103.292%
                  2004.................................   101.646%
                  2005 and thereafter..................   100.000%

                  (b) Optional Redemption upon Public Equity Offering. At any time, or from time to time, on or prior to November 15, 2000, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings (as defined below) to redeem the Notes at a redemption price equal to 109.875% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption; provided that at least 65% of the principal amount of Notes originally issued remains outstanding immediately after any such redemption. In order to effect the foregoing redemption with the proceeds of any Public Equity Offering, the Company shall make such redemption not more than 120 days after the consummation of any such Public Equity Offering.

                  As used in the preceding paragraph, "Public Equity Offering" means an underwritten public offering of Qualified Capital Stock of the Company pursuant to a registration statement filed with the Commission in accordance with the Securities Act.

                  (c) Sinking Fund. The Company will not be required to make any mandatory sinking fund payments in respect of the Notes.

                  (d) Interest Payments. In the case of any redemption of the Notes, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Notes, or one or more predecessor Notes, of record at the close of business on the relevant Record Date referred to on the face hereof. Notes (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

                  (e) Partial Redemption. In the event of redemption of the Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  5. Offers to Purchase. Sections 10.14 and 10.15 of the Indenture provide that following certain Asset Sales (with respect to Section 10.14) and upon the occurrence of a Change of Control (with respect to Section 10.15) and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

                  6. Defaults and Remedies. If an Event of Default shall occur and be continuing, the principal of all of the outstanding Notes, plus all accrued and unpaid interest, if any, to the date the Notes become due and payable, may be declared due and payable in the manner and with the effect provided in the Indenture.

                  7. Defeasance. The Indenture contains provisions (which provisions apply to this Note) for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by the Company with certain conditions set forth therein.

                  8. Amendments and Waivers. The Company and the Trustee (if a party thereto) may, without the consent of the Holders of any Outstanding Notes, amend, waive or supplement the Indenture or the

Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and making any change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes, subject to certain exceptions requiring the consent of the Holders of the particular Notes to be affected. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  9. Denominations, Transfer and Exchange. The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of the authorized denomination, as requested by the Holder surrendering the same.

                  The transfer of this Note is registrable on the Note Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for such purpose in the Borough of Manhattan in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  10. Persons Deemed Owners. Prior to and at the time of due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                  11. No Recourse Against Others. No director, officer, employee, stockholder or incorporator, whether past, present or future of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, the Guarantees or the Indenture. Each Holder of Notes by accepting a Note waives and releases all such liability, and such waiver and release is part of the consideration for the issuance of the Notes.

                  12. GOVERNING LAW. THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND THE HOLDERS AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR THIS NOTE.

                                 ASSIGNMENT FORM


If you, the Holder, want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to
-------------------------------------------------------------------------------
(Insert assignee's social security or tax ID number)
                                                     --------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code) and irrevocably appoint

-------------------------------------------------------------------------------
agent to transfer this Note on the books of the Company. The agent may substitute another to act for such agent.


Date:                           Your signature:
      -----------------------                    ------------------------------
                                                 (Sign exactly as your name
                                                 appears on the other side of
                                                 this Note)

                                                 By:
                                                     --------------------------
                                                     NOTICE:  To be executed by
                                                     an executive officer




NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program.

                       OPTION OF HOLDER TO ELECT PURCHASE


                  If you wish to have this Note purchased by the Company pursuant to Section 10.14 or 10.15 of the Indenture, check the Box: [ ]

                  If you wish to have a portion of this Note purchased by the Company pursuant to Section 10.14 or 10.15 of the Indenture, state the amount:

                                      $
                                       ---------------

Date:                           Your signature:
      -----------------------                    ------------------------------
                                                 (Sign exactly as your name
                                                 appears on the other side of
                                                 this Note)

                                                 By:
                                                     --------------------------
                                                     NOTICE:  To be executed by
                                                     an executive officer


NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program.

                                                                      EXHIBIT C


                            Form of Certificate To Be
                     Delivered in Connection with Subsequent
                    Transfers to Non-QIB Accredited Investors


                                                         ---------------, ----


         Re:   FWT, INC. (the "Company")
               9 7/8% Senior Subordinated Notes due 2007 (the "Notes")


Ladies and Gentlemen:

                  In connection with our proposed purchase of $___ aggregate principal amount of the Notes, we confirm that:


                  1. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of November 15, 1997 relating to the Notes (the "Indenture") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                  2. We understand that the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Notes within two years after the original issuance of the Notes, we will do so only (A) to the Company or any subsidiary thereof, (B) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) inside the United States to an "institutional accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you a signed letter substantially in the form of this letter, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein, or (F) pursuant to another available exemption from the registration requirements of the Securities Act.

                  3. We understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certification, written legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

                  4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
         Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment, as the case may be.

                  5. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  You the Company and counsel for the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        [Name of Transferee]


                                        By:
                                            ----------------------------------
                                                 Authorized Signature

                                                                     EXHIBIT D


                       Form of Certificate To Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S


                                                          --------------, ----



Attention:

                  Re:  FWT, INC. (the "Company")
                       9 7/8% Senior Subordinated Notes due 2007 (the "Notes")

Ladies and Gentlemen:

                  In connection with our proposed sale of $ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Notes was not made to a person in the United States;

                  (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                  (5) we have advised the transferee of the transfer restrictions applicable to the Notes.

                  You, the Company and counsel for the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                        Very truly yours,

                                        [Name of Transferee]


                                        By:
                                            ----------------------------------

                                                                     EXHIBIT E


                          SENIOR SUBORDINATED GUARANTEE

                  For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the payments of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal, premium, if any, and interest, if any, of this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note, Article Thirteen of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article Thirteen of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

                  The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Thirteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates. The Indebtedness evidenced by this Guarantee is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash of all Guarantor Senior Indebtedness as defined in the Indenture, and this Guarantee is issued subject to such provisions. Each Holder of a Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided that such subordination provisions shall cease to affect amounts deposited in accordance with the defeasance provisions of the Indenture upon the terms and conditions set forth therein.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.


                                   [              ]


                                   By:
                                        ----------------------------------
                                        Name:
                                        Title:



                                       E-1